UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02781

Templeton Funds

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period: 8/31/16_

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter
August 31, 2016

Templeton Foreign Fund

A SERIES OF TEMPLETON FUNDS

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Contents

Annual Report
Templeton Foreign Fund.	3
Performance Summary	9
Your Fund’s Expenses	14
Financial Highlights and Statement of Investments	16
FinancialStatements	25
Notes to Financial Statements	29
Report of Independent Registered
Public Accounting Firm.	38
Tax Information.	39
Board Members and Officers	40
Shareholder Information	45

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Templeton Foreign Fund

We are pleased to bring you Templeton Foreign Fund’s annual report for the fiscal year ended August 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in "foreign securities," as described in the prospectus. These securities are predominantly equity securities of companies located outside the U.S., including developing markets.

Performance Overview

The Fund’s Class A shares delivered a +3.46% cumulative total return for the 12 months under review. In comparison, the Fund’s new benchmark, the MSCI All Country World Index (ACWI) ex USA, which measures stock performance in global developed and emerging markets excluding the U.S., generated a +3.43% total return, while the Fund’s old benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, which measures global equity performance in developed countries excluding the U.S. and Canada, posted a +0.38% total return.1 The Fund’s long-term results are shown in the Performance Summary beginning on page 9. For the 10-year period ended August 31, 2016, the Fund’s Class A shares generated a +33.00% cumulative total return, compared with the MSCI ACWI ex USA’s +28.06% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded moderately during the 12 months under review despite slower growth in some countries. In this environment, global developed and emerging market stocks, as measured by the MSCI ACWI, rose. Moreover, global markets were assisted by accommodative monetary policies of various global central banks, an improvement in commodity prices that included a rally in crude oil prices during the second half of the review period, finalization of Greece’s new debt deal and encouraging economic data toward period-end. However, the impact of these factors was partially offset by worries of a slowdown in the Chinese economy, declining commodity prices during the first half of the review period, geopolitical tensions in certain regions and uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (also known as the “Brexit”) contributed to volatility in global stock markets.

1. Source: Morningstar. As of 8/31/16, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +2.89%, compared with the MSCI
ACWI ex USA’s 10-year average annual total return of +2.50%.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 21.

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Top 10 Sectors/Industries
8/31/16
% of Total
Net Assets
Banks	15.4%
Oil, Gas & Consumable Fuels	9.9%
Energy Equipment & Services	9.8%
Pharmaceuticals	8.1%
Technology Hardware, Storage & Peripherals	7.2%
Metals & Mining	6.8%
Insurance	4.8%
Automobiles	4.0%
Wireless Telecommunication Services	3.6%
Auto Components	3.1%

The U.S. economy grew modestly during the 12-month period despite a general decline in private inventory and nonresidential fixed investments. However, personal consumption expenditure remained strong during the period. Sentiment in the manufacturing sector remained volatile, contracting during the initial months, expanding during the second half and finally contracting again toward period-end. Similarly, the services sector was also volatile but remained in expansionary territory throughout. Growth in services contributed to new jobs and helped the unemployment rate decrease from 5.1% in August 2015 to 4.9% at period-end. Retail sales generally rose, as did home sales and prices amid declining mortgage rates. The Fed raised its federal funds target range to 0.25%–0.50% in December 2015, and maintained it through period-end. Following encouraging U.S. employment data in June and July 2016, the Fed Chair signaled a possible increase in interest rates in the near term. However, weak job additions for August dampened expectations of an increase in interest rates in September.

In Europe, economic growth in the U.K. slowed in the first quarter of 2016, and rebounded marginally in the second quarter, supported by industrial production and services. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the pound sterling hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. The eurozone grew slightly during the period, benefiting from lower oil prices, a weaker euro that supported exports and the European Central Bank’s (ECB) accommodative policy. However, growth moderated during the second quarter of 2016. After reducing the bank deposit rate in December 2015, the ECB cut its benchmark interest rate and expanded its massive bond-buying program in March and August 2016 to boost the region’s slowing growth.

In Asia, Japan’s gross domestic product (GDP) contracted in the fourth quarter of 2015 as private consumption and residential investments declined. After growing more than expected during the first quarter of 2016, led by increases in private consumption, government spending and exports, Japan’s economic growth slowed significantly in the second quarter. In January 2016, the Bank of Japan (BOJ) introduced negative interest rates on excess reserves kept by financial institutions with the central bank to boost lending and help achieve its inflation target. In July 2016, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy. Toward period-end, BOJ governor Haruhiko Kuroda indicated that the central bank would not hesitate to introduce further monetary stimulus measures, including lower negative interest rates, boosting domestic equity market sentiment.

In emerging markets, growth generally moderated during the review period. Brazil witnessed its longest recession since the 1930s amid political and economic turmoil. Brazil’s economy continued to contract during the period although the pace of contraction slowed in 2016’s first half, as business sentiment grew near period-end with the likely impeachment of President Dilma Rousseff. Russia’s GDP showed signs of stabilization in the first half of 2016 following a rebound in oil prices and an improvement in industrial production. The Bank of Russia reduced its key interest rate in June 2016 to revive its economy. China’s economy grew at a less robust pace during the period under review. However, China’s economy appeared to stabilize in 2016’s first half and remained within the government’s targeted range. The People’s Bank of China cut its benchmark interest rate once during the review period. Additionally, the bank also employed other monetary easing measures that included cutting the cash reserve requirement ratio for the country’s banks and effectively devaluing the Chinese currency against the U.S. dollar. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look internationally, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

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Manager’s Discussion

During the 12-month period under review, the Fund performed in line with its benchmark, the MSCI ACWI ex USA. Challenging conditions persisted during the first half of the review period, with concerns about debt, deflation and growth supporting expensive defensive sectors (which we have largely avoided) and punishing cheaper cyclical sectors (where we have been finding better opportunities). Low-to-negative interest rates perpetuated these trends, with financials suffering as net interest margins tightened, while “bond proxies,” such as consumer staples, rallied. However, performance during the period improved as the period progressed, with the Fund hitting its highest levels for the fiscal year during the month of August.

Conditions improved in the latter half of the period. Popular consumer staples holdings retreated from lofty valuation levels near period-end, rewarding the Fund’s underweighted allocation to this sector as the period progressed.2 Conversely, improving Chinese economic data, a flagging U.S. dollar and talk of an output freeze by major oil producing nations contributed to stabilizing commodity prices in the final six months of the period. We believe this allowed downtrodden energy and materials firms to subsequently restructure and refinance. Moreover, financials stocks experienced a late recovery as benign stress test results from the European banking sector and better-than-expected earnings helped reverse effects of the U.K.’s historic Brexit referendum.

The Fund’s positive performance during the period was largely attributable to our contrarian investments in beaten-down resource sectors. In particular, the Fund’s stock selection and overweighted allocation in the materials sector and overweighted allocation in the energy sector aided the Fund’s relative returns.3 Within the materials sector, Canadian precious metals firms Barrick Gold and Silver Wheaton and Swiss miner and commodities trader Glencore were some of the largest contributors. Shares of Barrick, the world’s largest gold miner, and Silver Wheaton, the world’s largest gold and silver streaming company (streamers provide financing to primary miners in exchange for a proportion of metal production), both increased as precious metals prices soared to multi-year highs toward period-end. In our opinion, both companies represented compelling value propositions in recent quarters. Uncertainty surrounding major restructuring initiatives at Barrick offered investors a chance to gain exposure to what we consider to be the world’s best gold production portfolio at severely

Top 10 Holdings
8/31/16
Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd.	4.9%
Technology Hardware, Storage & Peripherals,
South Korea
Hana Financial Group Inc.	2.5%
Banks, South Korea
BP PLC	2.2%
Oil, Gas & Consumable Fuels, U.K.
KB Financial Group Inc.	2.2%
Banks, South Korea
SoftBank Group Corp.	2.2%
Wireless Telecommunication Services, Japan
BNP Paribas SA	2.1%
Banks, France
Royal Dutch Shell PLC	2.0%
Oil, Gas & Consumable Fuels, U.K.
Nissan Motor Co. Ltd.	2.0%
Automobiles, Japan
SBM Offshore NV	2.0%
Energy Equipment & Services, Netherlands
Silver Wheaton Corp.	1.9%
Metals & Mining, Canada

discounted valuation levels, while a general misunderstanding of Silver Wheaton’s business model allowed investors to similarly buy a robust and recurring stream of cash flows without bearing the capital and political risks associated with traditional mining, all at what we believe to be a value price. More generally, we deliberately increased the Fund’s exposure to what we viewed as undervalued precious metals companies during the review period because of these metals’ traditional role as monetary assets. Aggressive global monetary policy has led to the proliferation of negative real interest rates, which has erased the opportunity cost of holding precious metals as a store of value.

The Fund began acquiring shares of Glencore in the second half of 2015 as concerns about the firm’s high debt levels, opaque trading business and exposure to China-dependent commodities, such as coal and copper, drove share prices significantly lower. With Glencore’s bonds trading at significant lows, analysts predicting that equity could go to zero, and additional news sources expressing concerns over Glencore filing for Chapter 11 bankruptcy, we undertook a calm analysis of the facts. Specifically, we assessed that

2. The consumer staples sector comprises food and staples retailing in the SOI.
3. The materials sector comprises chemicals and metals and mining in the SOI. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

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Glencore’s commodity mix, with the notable absence of iron ore, was less exposed to China than its diversified peers, its trading business was an asset and not a liability, and company management has the ability to deleverage its balance sheet by selling assets, reigning in working capital and cutting costs. We felt the situation was manageable and that the market’s overreaction amounted to what Sir John Templeton famously identified as the best buying opportunity: the moment of maximum pessimism. Financial results have supported our thesis thus far, with the trading division reliably hitting profit targets and asset sales proceeding smoothly. Glencore continues to progress with balance sheet restructuring and portfolio optimization, while also benefiting from a rally in the price of key commodities, such as zinc, nickel and gold. We maintained our holding in anticipation of further improvements.

Within the energy sector, oilfield services firms Halliburton (U.S.) and WorleyParsons (Australia) both aided the Fund’s relative returns. Halliburton weathered a failed merger with U.S. rival Baker Hughes and posted strong gains for the review period. However, this highly cyclical stock is no longer what we would consider a bargain as shares have begun to price in an eventual earnings recovery. Shares of WorleyParsons also began anticipating a better environment as improving oil prices and significant cost-cutting progress offset concerns about the still-subdued outlook for oil and gas capital expenditure (capex). Following the appreciation of the oilfield services stocks, we generally found relatively more attractive value among integrated oil producers and exploration and production companies. More broadly, the long-term drivers underpinning oil markets and energy producers remain intact, and we expect the market to come into balance over the next year as low investment hampers supply and low oil prices buoy demand. Marginal supply continues to leave the market, with U.S. shale production on track to fall below last year’s levels. Add to this production disruptions in Venezuela, where the oil sector cannot pay its debts, and Nigeria, where rebel attacks on the Niger Delta have cut output in half, and the result is six consecutive quarters of supply contraction and a clearly tightening market. At the stock level, we are seeing earnings recover from trough levels as companies slash capex and focus on harvesting growth from the previous investment cycle. More importantly, we believe the improving returns and cash flows resulting from these better fundamentals are more likely to be used to reward shareholders than to chase economically dubious volume growth.

The Fund’s stock selection and overweighted allocation in the information technology (IT) sector also helped the Fund’s relative returns.4 Within IT, shares of South Korean semiconductor and consumer electronics manufacturer Samsung Electronics delivered solid returns throughout the review period as an intergenerational leadership transition in the founding Lee family paved the way for value-added deployment of the firm’s substantial cash hoard. With improving cash flow dynamics, generous shareholder returns, industry-leading technology, and solid market share, profitability and research and development (R&D) capabilities, we believe Samsung remains an attractive investment over our long-term horizon. More generally, every major tier in the tech “stack”—computer, storage, networking, database, apps—is being disrupted by a new set of technologies and our approach is to identify both mature tech companies that offer value in their ability to adapt to change as well as new tech entrants we believe are likely to succeed.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended August 31, 2016, the U.S. dollar declined in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Turning to detractors, stock selection and an overweighting in the financials sector and stock selection and an underweighting in the consumer staples sector detracted from the Fund’s relative returns.5 The financials sector contained some of the Fund’s largest relative detractors, primarily in European banks. Swiss financial services firm Credit Suisse Group declined amid lower capital markets activity, elevated restructuring and litigation charges, and capital adequacy concerns. However, management laid out what we consider a sensible plan to alleviate cost and capital concerns through a multi-year restructuring program, while also repositioning ancillary businesses to maximize profitability. Consequently, we believe

4. The IT sector comprises Internet software and services; semiconductors and semiconductor equipment; and technology hardware, storage and peripherals in the SOI.
5. The financials sector comprises banks, insurance, and thrifts and mortgage finance in the SOI.

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Top 10 Countries

8/31/16

% of Total
Net Assets
U.K.	15.3%
South Korea	13.0%
China	10.4%
France	8.2%
Canada	7.1%
Switzerland	6.9%
Germany	6.3%
Japan	6.0%
Netherlands	5.4%
U.S.	4.1%

shares of the company were trading below their value based on our analysis. Italian lender UniCredit was also a major detractor as the stock was negatively affected by a chief executive officer transition, capital concerns following a period of strong loan growth and general Brexit-related fears. Nevertheless, the company has made solid progress bolstering capital and improving income from interest and fees, leading to solid operational performance. In addition, concerns about the challenging banking environment in Italy and Europe have made UniCredit shares cheap, in our analysis. We believe improvements in non-performing loans contradict such pessimistic valuations and should ultimately lead to lower loan-loss provisions and improving returns over the Fund’s investment horizon.

More broadly across the European banking sector, we were encouraged by the stronger-than-expected second quarter results reported at period end, which were characterized by improving capital ratios and positive earnings-per-share revisions (excluding the U.K.). Even within the U.K., results were better than expected, and credit quality did not significantly deteriorate. Among our broader European bank holdings, we forecast a gradual improvement in returns as lower loan losses, falling litigation and regulatory costs, increasing fee- and commission-based revenues and improvements in investment banking lines following restructurings offset the margin compression attributable to low or negative interest rates. We believe even a modest improvement in returns against a backdrop of relative stability should be sufficient to increase valuations from recent depressed levels, keeping us constructive on the sector.

We also remained constructive on the health care sector.6 However, the Fund’s overweighted allocation detracted from the Fund’s relative returns as political rhetoric from the U.S. presidential campaign trail contributed to the stalling out of a multi-year pharmaceuticals rally. Shares of Israeli pharmaceuticals firm Teva Pharmaceutical Industries was one of the Fund’s biggest relative detractors, falling after a U.S. regulatory agency invalidated two of the patents protecting Copaxone, a multiple sclerosis drug that generates a portion of the company’s revenue. The market quickly priced in a worst-case scenario, seemingly ignoring the fact that the invalidated patents will remain in effect until the completion of the appeals process, and that Copaxone has two more patents to deploy defensively in the meantime. We think the hit to revenues will be milder and come later than the market expects, though we nevertheless expect that a large chunk of Copaxone sales may disappear in the near future. Even with these conservative assumptions, shares of the company remained attractive, in our analysis, with solid operational progress, improving fundamentals and significant value to be realized from the recently completed acquisition of the generics business of U.S. biotechnology firm Allergan.

After reducing the Fund’s allocation to the health care sector to realize profits throughout 2015, select opportunities have begun to resurface in the sector more generally in 2016 amid concerns about political interference with drug pricing and corporate tax strategy. We believe such fears are generally overstated, but nonetheless have attempted to address these concerns within the portfolio by focusing our investments on well-run, highly innovative companies capable of dealing with pricing and competitive pressures on a case-by-case basis. Within health care, we continue to favor companies with sound business models, solid product portfolios, attractive R&D pipelines, and the ability to grow revenues, increase cash flows and generate high capital returns for shareholders through dividends and share buybacks. We see little direct threat to our pharmaceuticals holdings from Brexit and will continue using volatility to selectively increase exposure where we believe warranted.

In contrast to our efforts in financials and health care, bargain hunting in consumer staples was relatively fruitless. The consumer staples sector globally appeared overbought during

6. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tool and services, and pharmaceu-
ticals in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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the review period and relative price/earnings ratios were expensive, a perilous position for a sector that has historically shown the greatest inverse sensitivity to interest rate moves of any of its peers. We believe the search for safety and yield in a low growth environment has left consumer staples vulnerable to a significant correction should we get any normalization in financial conditions over our investment horizon. Although the sector’s late pullback helped the Fund recoup some relative performance from its underweighting in consumer staples, it was insufficient to offset earlier sector strength. Stock selection in the sector also hampered relative performance.

From a regional standpoint, stock selection and an overweighted allocation in Europe detracted from the Fund’s relative returns. Although the Fund’s underweighted allocation in Asia hurt relative returns, stock selection led to an overall contribution to relative returns for the region. In particular, South Korea and Japan were strong performers. We continue to find compelling opportunities in Europe, where many high-quality multinationals with solid fundamentals and diverse revenue streams trade at excessively cheap valuations. Following the results of the Brexit referendum, we will continue to monitor the risk of European Union disintegration closely, though we currently view this as a low-probability event given any rational cost-benefit analysis for the remaining members of the union. Asia has also offered a number of compelling bargains recently, primarily concentrated in South Korea and China, where sentiment is poor, corporate fundamentals have scope for improvement and valuations look attractive to us.

Thank you for your continued participation in Templeton Foreign Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of August 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/16	8/31/15		Change
A (TEMFX)	$6.87	$6.74	+$	0.13
C (TEFTX)	$6.69	$6.56	+$	0.13
R (TEFRX)	$6.73	$6.61	+$	0.12
R6 (FTFGX)	$6.78	$6.66	+$	0.12
Advisor (TFFAX)	$6.78	$6.66	+$	0.12

Distributions[1] (9/1/15–8/31/16)
	Dividend	Short-Term
Share Class	Income	Capital Gain		Total
A	$0.0913	$0.0034		$0.0947
C	$0.0364	$0.0034		$0.0398
R	$0.0749	$0.0034		$0.0783
R6	$0.1255	$0.0034		$0.1289
Advisor	$0.1091	$0.0034		$0.1125

See page 13 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Performance as of 8/31/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	Total Return (9/30/16)[6]	Operating Expenses[7]
A					1.18%
1-Year	+3.46%	-2.47%	$9,753	+3.60%
5-Year	+24.78%	+3.30%	$11,761	+5.66%
10-Year	+33.00%	+2.29%	$12,536	+2.28%
C					1.93%
1-Year	+2.64%	+1.64%	$10,164	+8.25%
5-Year	+20.22%	+3.75%	$12,022	+6.12%
10-Year	+23.32%	+2.12%	$12,332	+2.13%
R					1.43%
1-Year	+3.10%	+3.10%	$10,310	+9.85%
5-Year	+23.17%	+4.26%	$12,317	+6.65%
10-Year	+29.57%	+2.62%	$12,957	+2.65%
R6					0.72%
1-Year	+3.92%	+3.92%	$10,392	+10.67%
3-Year	+3.05%	+1.01%	$10,305	-0.88%
Since Inception (5/1/13)	+9.24%	+2.69%	$10,924	+2.84%
Advisor					0.93%
1-Year	+3.65%	+3.65%	$10,365	+10.38%
5-Year	+26.45%	+4.81%	$12,645	+7.19%
10-Year	+36.31%	+3.15%	$13,631	+3.16%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 13 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 13 for Performance Summary footnotes.

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TEMPLETON FOREIGN FUND PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

See page 13 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The MSCI ACWI ex USA is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets, excluding the U.S. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON FOREIGN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

14 Annual Report

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TEMPLETON FOREIGN FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/16	Value 8/31/16	Period* 3/1/16–8/31/16
A
Actual	$1,000	$1,174.40	$6.72
Hypothetical (5% return before expenses)	$1,000	$1,018.95	$6.24
C
Actual	$1,000	$1,169.60	$10.80
Hypothetical (5% return before expenses)	$1,000	$1,015.18	$10.03
R
Actual	$1,000	$1,172.50	$8.08
Hypothetical (5% return before expenses)	$1,000	$1,017.70	$7.51
R6
Actual	$1,000	$1,177.10	$3.94
Hypothetical (5% return before expenses)	$1,000	$1,021.52	$3.66
Advisor
Actual	$1,000	$1,175.00	$5.36
Hypothetical (5% return before expenses)	$1,000	$1,020.21	$4.98

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.23%;
C: 1.98%; R: 1.48%; R6: 0.72%; and Advisor: 0.98%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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Annual Report

15

TEMPLETON FOREIGN FUND

Financial Highlights
		Year Ended August 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.74	$8.58	$7.67	$6.26	$6.57
Income from investment operations[a]:
Net investment income[b]	0.11	0.12	0.20 [c]	0.12	0.14
Net realized and unrealized gains (losses)	0.11	(1.52)	1.12	1.44	(0.28)
Total from investment operations	0.22	(1.40)	1.32	1.56	(0.14)
Less distributions from:
Net investment income	(0.09)	(0.21)	(0.11)	(0.15)	(0.17)
Net realized gains	(—)[d]	(0.23)	(0.30)	—	—
Total distributions	(0.09)	(0.44)	(0.41)	(0.15)	(0.17)
Net asset value, end of year.	$6.87	$6.74	$8.58	$7.67	$6.26

Total return[e]	3.46%	(16.46)%	17.61%	25.17%	(1.94)%

Ratios to average net assets
Expenses	1.22%[f,g]	1.18%[f]	1.16%	1.19%[g]	1.21%[g]
Net investment income	1.66%	1.54%	2.39%[c]	1.72%	2.29%

Supplemental data
Net assets, end of year (000’s)	$3,644,336	$4,165,454	$4,524,854	$3,904,719	$3,418,240
Portfolio turnover rate	22.89%	29.12%	30.82%	32.05%	20.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.57%.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction and reimbursement rounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON FOREIGN FUND

FINANCIAL HIGHLIGHTS

		Year Ended August 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.56	$8.35	$7.48	$6.11	$6.40
Income from investment operations[a]:
Net investment income[b]	0.06	0.05	0.13 [c]	0.07	0.09
Net realized and unrealized gains (losses)	0.11	(1.46)	1.10	1.40	(0.27)
Total from investment operations	0.17	(1.41)	1.23	1.47	(0.18)
Less distributions from:
Net investment income	(0.04)	(0.15)	(0.06)	(0.10)	(0.11)
Net realized gains	(—)[d]	(0.23)	(0.30)	—	—
Total distributions	(0.04)	(0.38)	(0.36)	(0.10)	(0.11)
Net asset value, end of year.	$6.69	$6.56	$8.35	$7.48	$6.11

Total return[e]	2.64%	(17.04)%	16.72%	24.21%	(2.62)%

Ratios to average net assets
Expenses	1.97%[f,g]	1.93%[f]	1.91%	1.94%[g]	1.96%[g]
Net investment income	0.91%	0.79%	1.64%[c]	0.97%	1.54%

Supplemental data
Net assets, end of year (000’s)	$397,512	$468,128	$617,421	$517,468	$459,838
Portfolio turnover rate	22.89%	29.12%	30.82%	32.05%	20.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.82)%.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction and reimbursement rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 17

TEMPLETON FOREIGN FUND

FINANCIAL HIGHLIGHTS

		Year Ended August 31,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.61	$8.42	$7.54	$6.16	$6.46
Income from investment operations[a]:
Net investment income[b]	0.09	0.09	0.18 [c]	0.10	0.13
Net realized and unrealized gains (losses)	0.10	(1.48)	1.09	1.41	(0.28)
Total from investment operations	0.19	(1.39)	1.27	1.51	(0.15)
Less distributions from:
Net investment income	(0.07)	(0.19)	(0.09)	(0.13)	(0.15)
Net realized gains	(—)[d]	(0.23)	(0.30)	—	—
Total distributions	(0.07)	(0.42)	(0.39)	(0.13)	(0.15)
Net asset value, end of year.	$6.73	$6.61	$8.42	$7.54	$6.16

Total return	3.10%	(16.63)%	17.22%	24.81%	(2.07)%

Ratios to average net assets
Expenses	1.47%[e,f]	1.43%[e]	1.41%	1.44%[f]	1.46%[f]
Net investment income	1.41%	1.29%	2.14%[c]	1.47%	2.04%

Supplemental data
Net assets, end of year (000’s)	$159,802	$174,865	$207,738	$172,393	$149,061
Portfolio turnover rate	22.89%	29.12%	30.82%	32.05%	20.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.32%.
dAmount rounds to less than $0.01 per share.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction and reimbursement rounds to less than 0.01%.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON FOREIGN FUND

FINANCIAL HIGHLIGHTS

		Year Ended August 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.66	$8.49	$7.59	$7.16
Income from investment operations[b]:
Net investment income[c]	0.14	0.15	0.25 [d]	0.08
Net realized and unrealized gains (losses)	0.11	(1.50)	1.10	0.35
Total from investment operations	0.25	(1.35)	1.35	0.43
Less distributions from:
Net investment income.	(0.13)	(0.25)	(0.15)	—
Net realized gains	(—)[e]	(0.23)	(0.30)	—
Total distributions	(0.13)	(0.48)	(0.45)	—
Net asset value, end of year	$6.78	$6.66	$8.49	$7.59

Total return[f]	3.92%	(16.08)%	18.16%	6.01%

Ratios to average net assets[g]
Expenses	0.72%[h]	0.72%[h]	0.72%	0.74%
Net investment income	2.16%	2.00%	2.83%[d]	2.17%

Supplemental data
Net assets, end of year (000’s)	$880,092	$816,746	$666,249	$366,042
Portfolio turnover rate	22.89%	29.12%	30.82%	32.05%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.01%.
eAmount rounds to less than $0.01 per share.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 19

TEMPLETON FOREIGN FUND

FINANCIAL HIGHLIGHTS

		Year Ended August 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.66	$8.49	$7.59	$6.20	$6.51
Income from investment operations[a]:
Net investment income[b]	0.12	0.13	0.22 [c]	0.13	0.16
Net realized and unrealized gains (losses)	0.11	(1.50)	1.11	1.43	(0.28)
Total from investment operations	0.23	(1.37)	1.33	1.56	(0.12)
Less distributions from:
Net investment income	(0.11)	(0.23)	(0.13)	(0.17)	(0.19)
Net realized gains	(—)[d]	(0.23)	(0.30)	—	—
Total distributions	(0.11)	(0.46)	(0.43)	(0.17)	(0.19)
Net asset value, end of year.	$6.78	$6.66	$8.49	$7.59	$6.20

Total return	3.65%	(16.25)%	17.93%	25.39%	(1.49)%

Ratios to average net assets
Expenses	0.97%[e,f]	0.93%[e]	0.91%	0.94%[f]	0.96%[f]
Net investment income	1.91%	1.79%	2.64%[c]	1.97%	2.54%

Supplemental data
Net assets, end of year (000’s)	$1,125,431	$1,206,146	$1,727,057	$1,340,444	$1,430,480
Portfolio turnover rate	22.89%	29.12%	30.82%	32.05%	20.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.82%.
dAmount rounds to less than $0.01 per share.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction and reimbursement rounds to less than 0.01%.

20 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON FOREIGN FUND

Statement of Investments, August 31, 2016
	Industry	Shares	Value

Common Stocks 97.3%
Australia 1.9%
Origin Energy Ltd	Oil, Gas & Consumable Fuels	11,708,710	$46,277,083
[a] WorleyParsons Ltd	Energy Equipment & Services	11,069,580	67,872,288
			114,149,371
Belgium 0.7%
UCB SA	Pharmaceuticals	510,760	41,933,865
Canada 7.1%
Barrick Gold Corp	Metals & Mining	4,632,000	78,790,320
Cenovus Energy Inc	Oil, Gas & Consumable Fuels	3,994,550	57,737,479
Ensign Energy Services Inc	Energy Equipment & Services	4,367,130	25,715,452
HudBay Minerals Inc	Metals & Mining	7,330,280	29,744,929
[b] Precision Drilling Corp	Energy Equipment & Services	16,116,920	66,260,020
Silver Wheaton Corp	Metals & Mining	4,767,020	120,861,710
Suncor Energy Inc	Oil, Gas & Consumable Fuels	2,178,450	59,086,749
			438,196,659
China 10.4%
[c] Baidu Inc., ADR	Internet Software & Services	398,390	68,152,577
China Life Insurance Co. Ltd., H	Insurance	16,563,800	39,585,809
China Mobile Ltd	Wireless Telecommunication Services	3,555,180	43,903,275
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	141,009,292	72,888,989
GCL-Poly Energy Holdings Ltd	Semiconductors & Semiconductor Equipment	439,270,790	62,286,630
Haier Electronics Group Co. Ltd	Household Durables	18,014,350	30,141,378
Kunlun Energy Co. Ltd	Oil, Gas & Consumable Fuels	37,947,050	27,930,837
Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	20,602,590	56,568,055
Sinopec Engineering Group Co. Ltd	Construction & Engineering	63,037,660	52,249,348
Sinopharm Group Co. Ltd	Health Care Providers & Services	15,496,330	79,402,798
[c] Trina Solar Ltd., ADR	Semiconductors & Semiconductor Equipment	10,563,229	111,019,537
			644,129,233
France 8.2%
AXA SA	Insurance	3,399,272	71,353,738
BNP Paribas SA	Banks	2,568,873	130,667,111
Cie Generale des Etablissements Michelin, B	Auto Components	849,660	90,312,792
Sanofi	Pharmaceuticals	1,216,115	93,686,130
Societe Generale SA	Banks	662,686	24,128,797
Technip SA	Energy Equipment & Services	632,630	37,375,839
Total SA, B	Oil, Gas & Consumable Fuels	1,284,760	61,258,918
			508,783,325
Germany 6.3%
Bayer AG	Pharmaceuticals	603,300	64,577,320
Deutsche Lufthansa AG	Airlines	2,663,630	31,030,840
Gerresheimer AG	Life Sciences Tools & Services	732,810	60,850,939
Merck KGaA	Pharmaceuticals	574,214	60,420,017
Metro AG	Food & Staples Retailing	1,302,694	38,648,731
[c] MorphoSys AG	Life Sciences Tools & Services	599,760	25,580,356
Muenchener Rueckversicherungs-Gesellschaft
Aktiengesellschaft in Muenchen	Insurance	163,112	29,481,267
Siemens AG	Industrial Conglomerates	670,392	80,043,614
			390,633,084

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21

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS

	Industry	Shares	Value

Common Stocks (continued)
India 1.3%
Hero Motocorp Ltd	Automobiles	604,070	$31,940,195
Jain Irrigation Systems Ltd	Machinery	11,693,050	14,700,135
LIC Housing Finance Ltd	Thrifts & Mortgage Finance	4,023,494	34,425,267
			81,065,597
Israel 1.8%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	2,221,520	111,942,393
Italy 2.9%
Eni SpA	Oil, Gas & Consumable Fuels	5,061,480	76,437,660
Tenaris SA	Energy Equipment & Services	3,915,640	53,805,251
UniCredit SpA	Banks	19,930,207	51,260,437
			181,503,348
Japan 6.0%
ITOCHU Corp	Trading Companies & Distributors	2,042,070	24,098,656
Konica Minolta Inc	Technology Hardware, Storage & Peripherals	2,585,320	23,288,245
Nissan Motor Co. Ltd	Automobiles	12,482,750	122,456,785
SoftBank Group Corp	Wireless Telecommunication Services	2,054,180	134,132,703
Sumitomo Metal Mining Co. Ltd	Metals & Mining	58,400	740,548
Sumitomo Rubber Industries Ltd	Auto Components	1,416,880	21,007,045
Toyota Motor Corp	Automobiles	785,430	47,354,297
			373,078,279
Mexico 0.5%
Industrias Penoles SA	Metals & Mining	1,421,722	32,870,542
Netherlands 5.4%
Aegon NV	Insurance	16,995,915	69,645,794
ING Groep NV	Banks	4,785,728	59,889,690
[c] QIAGEN NV	Life Sciences Tools & Services	3,163,680	83,769,218
SBM Offshore NV	Energy Equipment & Services	8,299,044	121,535,734
			334,840,436
Norway 0.9%
Telenor ASA	Diversified Telecommunication Services	3,325,406	58,039,882
Singapore 0.9%
United Overseas Bank Ltd	Banks	4,349,430	57,485,953
South Africa 0.3%
Petra Diamonds Ltd	Metals & Mining	13,821,880	20,596,558
South Korea 13.0%
Hana Financial Group Inc	Banks	5,852,530	153,603,519
Hyundai Mobis Co. Ltd	Auto Components	349,890	81,644,918
Hyundai Motor Co	Automobiles	373,420	44,487,614
KB Financial Group Inc	Banks	3,922,967	136,695,480
Korea Investment Holdings Co. Ltd	Capital Markets	959,840	34,477,289
Posco Daewoo Corp	Trading Companies & Distributors	2,450,900	50,274,872
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	211,464	306,860,759
			808,044,451
Spain 0.5%
[a] Tecnicas Reunidas SA	Energy Equipment & Services	923,230	33,177,728
Sweden 0.7%
Getinge AB, B	Health Care Equipment & Supplies	2,344,245	45,729,344

22 Annual Report

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TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS

	Industry	Shares	Value

Common Stocks (continued)
Switzerland 6.9%
ABB Ltd	Electrical Equipment	3,463,220	$75,027,925
[c] Basilea Pharmaceutica AG	Biotechnology	218,890	15,443,467
Credit Suisse Group AG	Capital Markets	3,554,739	46,293,099
GAM Holding AG.	Capital Markets	1,840,950	17,873,301
Glencore PLC	Metals & Mining	38,868,270	88,817,983
Roche Holding AG.	Pharmaceuticals	396,760	96,724,493
Swiss Re AG	Insurance	384,443	32,439,149
UBS Group AG	Capital Markets	3,731,690	53,946,659
			426,566,076
Taiwan 1.1%
Catcher Technology Co. Ltd	Technology Hardware, Storage & Peripherals	4,497,350	32,296,948
Quanta Computer Inc	Technology Hardware, Storage & Peripherals	19,250,680	35,592,142
			67,889,090
Thailand 1.1%
Bangkok Bank PCL, NVDR.	Banks	8,809,790	43,132,854
PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	10,708,510	25,131,902
			68,264,756
United Kingdom 15.3%
Aberdeen Asset Management PLC	Capital Markets	4,540,490	19,111,638
Aviva PLC.	Insurance	9,469,294	53,259,702
BAE Systems PLC.	Aerospace & Defense	10,089,230	71,330,521
Barclays PLC	Banks	30,810,410	69,676,829
BP PLC	Oil, Gas & Consumable Fuels	24,559,940	137,975,271
Carillion PLC.	Construction & Engineering	10,221,100	34,916,974
HSBC Holdings PLC	Banks	12,457,080	92,290,706
Johnson Matthey PLC	Chemicals	1,155,686	50,647,481
Kingfisher PLC	Specialty Retail	6,644,184	32,371,608
Petrofac Ltd	Energy Equipment & Services	7,904,160	86,287,849
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	4,839,820	123,398,563
[c] Standard Chartered PLC	Banks	11,423,265	96,284,626
[c] Subsea 7 SA	Energy Equipment & Services	3,345,878	36,362,786
Vodafone Group PLC	Wireless Telecommunication Services	14,817,375	44,714,404
			948,628,958
United States 4.1%
Apple Inc	Technology Hardware, Storage & Peripherals	487,420	51,715,262
Citigroup Inc	Banks	907,160	43,307,818
Eli Lilly & Co	Pharmaceuticals	407,130	31,654,358
Halliburton Co	Energy Equipment & Services	1,815,740	78,094,978
[c] Stillwater Mining Co	Metals & Mining	3,879,679	49,077,939
			253,850,355
Total Common Stocks
(Cost $6,083,768,512)			6,041,399,283

		Principal
		Amount*

Short Term Investments 2.4%
Time Deposits 2.0%
Australia 0.3%
National Australia Bank, 0.26%, 9/01/16.		$16,000,000	16,000,000

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23

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount*	Value
Time Deposits (continued)
United States 1.7%
Bank of Montreal, 0.25%, 9/01/16	$31,000,000	$31,000,000
Royal Bank of Canada, 0.30%, 9/01/16	75,000,000	75,000,000
		106,000,000
Total Time Deposits (Cost $122,000,000)		122,000,000

	Shares
[d] Investments from Cash Collateral
Received for Loaned Securities
(Cost $22,955,688) 0.4%
Money Market Funds 0.4%
United States 0.4%
[c,e] Institutional Fiduciary Trust Money Market Portfolio	22,955,688	22,955,688
Total Investments (Cost $6,228,724,200)
99.7%		6,186,354,971
Other Assets, less Liabilities 0.3%		20,818,024
Net Assets 100.0%		$6,207,172,995

See Abbreviations on page 37.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aA portion or all of the security is on loan at August 31, 2016. See Note 1(d).
bSee Note 8 regarding holdings of 5% voting securities.
cNon-income producing.
dSee Note 6 regarding securities on loan.
eSee Note 3(f) regarding investments in affiliated management investment companies.

24 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON FOREIGN FUND

Financial Statements

Statement of Assets and Liabilities

August 31, 2016

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$6,111,774,531
Cost - Non-controlled affiliates (Notes 3f and 8)	116,949,669
Total cost of investments	$6,228,724,200
Value - Unaffiliated issuers	$6,097,139,263
Value - Non-controlled affiliates (Notes 3f and 8)	89,215,708
Total value of investments (includes securities loaned in the amount of $21,850,510)	6,186,354,971
Cash.	7,495,154
Foreign currency, at value (cost $2,196,243)	2,196,243
Receivables:
Investment securities sold	92,564,168
Capital shares sold	13,181,518
Dividends.	17,700,154
European Union tax reclaims	6,047,275
Other assets	1,980
Total assets	6,325,541,463
Liabilities:
Payables:
Investment securities purchased	7,774,523
Capital shares redeemed	79,661,469
Management fees	3,772,113
Distribution fees	1,227,610
Transfer agent fees	2,327,714
Payable upon return of securities loaned	22,955,688
Accrued expenses and other liabilities.	649,351
Total liabilities	118,368,468
Net assets, at value	$6,207,172,995
Net assets consist of:
Paid-in capital	$6,632,308,866
Undistributed net investment income	94,500,204
Net unrealized appreciation (depreciation)	(42,832,655)
Accumulated net realized gain (loss)	(476,803,420)
Net assets, at value	$6,207,172,995

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The accompanying notes are an integral part of these financial statements. | Annual Report 25

TEMPLETON FOREIGN FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
August 31, 2016

Class A:
Net assets, at value	$3,644,336,483
Shares outstanding.	530,841,488
Net asset value per share[a]	$6.87
Maximum offering price per share (net asset value per share ÷ 94.25%)	$7.29
Class C:
Net assets, at value	$397,512,227
Shares outstanding.	59,440,547
Net asset value and maximum offering price per share[a]	$6.69
Class R:
Net assets, at value	$159,801,545
Shares outstanding.	23,741,216
Net asset value and maximum offering price per share	$6.73
Class R6:
Net assets, at value	$880,091,656
Shares outstanding.	129,813,040
Net asset value and maximum offering price per share	$6.78
Advisor Class:
Net assets, at value	$1,125,431,084
Shares outstanding.	166,046,123
Net asset value and maximum offering price per share	$6.78

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

26 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON FOREIGN FUND

FINANCIAL STATEMENTS

Statement of Operations
for the year ended August 31, 2016

Investment income:
Dividends: (net of foreign taxes of $16,704,102)
Unaffiliated issuers	$180,456,831
Non-controlled affiliates	886,661
Interest	845,401
Income from securities loaned (net of fees and rebates)	272,291
Other income (Note 1d)	117,560
Total investment income	182,578,744
Expenses:
Management fees (Note 3a)	43,682,409
Distribution fees: (Note 3c)
Class A	9,629,567
Class C	4,121,093
Class R	810,830
Transfer agent fees: (Note 3e)
Class A	9,452,815
Class C	1,011,386
Class R	398,054
Class R6	6,399
Advisor Class	2,744,073
Custodian fees (Note 4)	867,710
Reports to shareholders	717,937
Registration and filing fees.	164,633
Professional fees	171,785
Trustees’ fees and expenses	154,803
Other	118,211
Total expenses	74,051,705
Expense reductions (Note 4)	(3,397)
Expenses waived/paid by affiliates (Note 3f)	(29,268)
Net expenses	74,019,040
Net investment income.	108,559,704
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(408,027,053)
Non-controlled affiliates (Note 8)	(4,015,298)
Foreign currency transactions.	(797,271)
Net realized gain (loss)	(412,839,622)
Net change in unrealized appreciation (depreciation) on:
Investments	502,192,772
Translation of other assets and liabilities
denominated in foreign currencies	110,913
Net change in unrealized appreciation (depreciation)	502,303,685
Net realized and unrealized gain (loss)	89,464,063
Net increase (decrease) in net assets resulting from operations	$198,023,767

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The accompanying notes are an integral part of these financial statements. | Annual Report 27

TEMPLETON FOREIGN FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended August 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$108,559,704	$114,243,917
Net realized gain (loss)	(412,839,622)	72,754,028
Net change in unrealized appreciation (depreciation)	502,303,685	(1,450,809,366)
Net increase (decrease) in net assets resulting from operations	198,023,767	(1,263,811,421)
Distributions to shareholders from:
Net investment income:
Class A	(55,196,460)	(108,979,296)
Class C	(2,480,964)	(10,871,816)
Class R	(1,966,945)	(4,775,729)
Class R6	(15,445,834)	(20,887,052)
Advisor Class	(19,299,962)	(45,477,971)
Net realized gains:
Class A	(2,055,521)	(119,528,717)
Class C	(231,738)	(16,706,757)
Class R	(89,287)	(5,716,552)
Class R6	(418,453)	(19,473,832)
Advisor Class	(601,465)	(45,105,781)
Total distributions to shareholders	(97,786,629)	(397,523,503)
Capital share transactions: (Note 2)
Class A	(578,271,720)	601,431,832
Class C	(74,336,175)	(19,450,312)
Class R	(17,573,822)	12,386,157
Class R6	44,144,990	318,106,096
Advisor Class	(98,365,923)	(163,119,352)
Total capital share transactions	(724,402,650)	749,354,421
Net increase (decrease) in net assets	(624,165,512)	(911,980,503)
Net assets:
Beginning of year.	6,831,338,507	7,743,319,010
End of year	$6,207,172,995	$6,831,338,507
Undistributed net investment income included in net assets:
End of year	$94,500,204	$83,119,483

28 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON FOREIGN FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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TEMPLETON FOREIGN FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

30 Annual Report

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TEMPLETON FOREIGN FUND

NOTES TO FINANCIAL STATEMENTS

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on

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TEMPLETON FOREIGN FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

g. Guarantees and Indemnifications (continued)

behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At August 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended August 31,
		2016		2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	87,045,428	$557,157,941	197,495,629	$1,407,746,061
Shares issued in reinvestment of distributions	8,362,892	52,686,218	29,695,505	206,977,376
Shares redeemed	(182,244,623)	(1,188,115,879)	(137,022,573)	(1,013,291,605)
Net increase (decrease)	(86,836,303)	$(578,271,720)	90,168,561	$601,431,832
Class C Shares:
Shares sold	5,000,404	$31,324,355	9,195,016	$66,737,206
Shares issued in reinvestment of distributions	376,527	2,323,173	3,442,606	23,478,576
Shares redeemed	(17,267,321)	(107,983,703)	(15,238,231)	(109,666,094)
Net increase (decrease)	(11,890,390)	$(74,336,175)	(2,600,609)	$(19,450,312)
Class R Shares:
Shares sold	6,508,159	$41,010,434	8,121,277	$58,962,421
Shares issued in reinvestment of distributions	308,972	1,912,536	1,435,562	9,833,597
Shares redeemed	(9,519,061)	(60,496,792)	(7,783,141)	(56,409,861)
Net increase (decrease)	(2,701,930)	$(17,573,822)	1,773,698	$12,386,157
Class R6 Shares:
Shares sold	25,537,718	$161,908,346	54,706,727	$399,463,456
Shares issued in reinvestment of distributions	2,475,067	15,345,418	5,874,947	40,360,883
Shares redeemed	(20,752,542)	(133,108,774)	(16,503,763)	(121,718,243)
Net increase (decrease)	7,260,243	$44,144,990	44,077,911	$318,106,096
Advisor Class Shares:
Shares sold	46,887,869	$295,945,472	58,090,549	$425,813,328
Shares issued in reinvestment of distributions	2,731,853	16,964,805	11,318,646	77,759,100
Shares redeemed	(64,644,207)	(411,276,200)	(91,872,521)	(666,691,780)
Net increase (decrease)	(15,024,485)	$(98,365,923)	(22,463,326)	$(163,119,352)

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TEMPLETON FOREIGN FUND

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary Affiliation

Templeton Global Advisors Limited (TGAL) Investment manager Franklin Templeton Services, LLC (FT Services) Administrative manager Franklin Templeton Distributors, Inc. (Distributors) Principal underwriter Franklin Templeton Investor Services, LLC (Investor Services) Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.705%	Up to and including $1 billion
0.690%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	In excess of $35 billion

For the year ended August 31, 2016, the annualized effective investment management fee rate was 0.689% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

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TEMPLETON FOREIGN FUND
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$652,293
CDSC retained	$49,325

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2016, the Fund paid transfer agent fees of $13,612,727, of which $6,244,922 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to August 31, 2013, the waiver was accounted for as a reduction to management fees. During the year ended August 31, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	453,250	347,041,133	(324,538,695)	22,955,688	$22,955,688	$—	$—	0.1%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2016. There were no Class R6 transfer agent fees waived during the year ended August 31, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2016, the custodian fees were reduced as noted in the the Statement of Operations.

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TEMPLETON FOREIGN FUND

NOTES TO FINANCIAL STATEMENTS

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2016, the Fund had long-term capital loss carryforwards of $454,108,633.

The tax character of distributions paid during the years ended August 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$97,786,629	$247,625,321
Long term capital gain	—	149,898,182
	$97,786,629	$397,523,503

At August 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments.	$6,273,609,179

Unrealized appreciation	$757,497,082
Unrealized depreciation	(844,751,290)
Net unrealized appreciation (depreciation)	$(87,254,208)
Distributable earnings - undistributed ordinary
income	$110,458,807

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of EU reclaims and passive foreign investment company shares.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2016, aggregated $1,415,458,266 and $1,881,578,575, respectively.

At August 31, 2016, in connection with securities lending transactions, the Fund loaned equity investments and received $22,955,688 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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TEMPLETON FOREIGN FUND

NOTES TO FINANCIAL STATEMENTS

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended August 31, 2016, the Fund held investments in “affiliated companies” as follows:

	Number of			Number of
	Shares Held			Shares			Realized
	at Beginning	Gross	Gross	Held at End	Value at	Investment	Capital
Name of Issuer	of Year	Additions	Reductions	of Year	End of Year	Income	Gain (Loss)
Non-Controlled Affiliates
Precision Drilling Corp	13,244,530	3,473,190	(600,800)	16,116,920	$66,260,020	$886,661	$(1,640,383)
WorleyParsons Ltd	5,134,780	7,330,690	(1,395,890)	11,069,580	—[a]	—	(2,374,915)
Total Affiliated Securities (Value is 1.1% of Net Assets)					$66,260,020	$886,661	$(4,015,298)

[a]As of August 31, 2016, no longer an affiliate.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended August 31, 2016, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from The independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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TEMPLETON FOREIGN FUND

NOTES TO FINANCIAL STATEMENTS

A summary of inputs used as of August 31, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$6,041,399,283	$—	$—	$6,041,399,283
Short Term Investments	22,955,688	122,000,000	—	144,955,688
Total Investments in Securities	$6,064,354,971	$122,000,000	$—	$6,186,354,971

aIncludes common stocks.
bFor detailed categories, see the accompanying Statement of Investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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TEMPLETON FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Funds and Shareholders of Templeton Foreign Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California October 19, 2016

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TEMPLETON FUNDS

Tax Information (unaudited)

Under Section 871(k)(2)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $3,305,219 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2016.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $[XXX] as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 17, 2015, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, and Class R6 and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Class A	$0.0185	$0.1231	$0.0936
Class C	$0.0185	$0.0695	$0.0528
Class R	$0.0185	$0.1075	$0.0820
Class R6	$0.0185	$0.1526	$0.1161
Advisor Class	$0.0185	$0.1377	$0.1046

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

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1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

TEMPLETON FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	145	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	42	Ares Capital Corporation (specialty
300 S.E. 2nd Street				finance company) (2010-present),
Fort Lauderdale, FL 33301-1923				United Natural Foods, Inc. (distributor
of natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010), SLM Corporation (Sallie
Mae) (1997-2014) and Navient
Corporation (loan management,
servicing and asset recovery)
(2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Edith E. Holiday (1952)	Lead	Trustee since 2003	145	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Canadian National Railway (railroad)
		Trustee since 2007		(2001-present), White Mountains
Insurance Group, Ltd. (holding
company) (2004-present), RTI
International Metals, Inc. (manufacture
and distribution of titanium)
(1999-2015) and H.J. Heinz Company
(processed foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	42	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

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TEMPLETON FUNDS

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2003	145	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	145	The Southern Company (energy
300 S.E. 2nd Street				company) (2014-present; previously
Fort Lauderdale, FL 33301-1923				2010-2012), Graham Holdings
				Company (education and media
				organization) (2011-present) and
				Cbeyond, Inc. (business
				communications provider)
				(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 2003	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

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TEMPLETON FUNDS

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	145	None
One Franklin Parkway	the Board,	Board since 2013,
San Mateo, CA 94403-1906	Trustee and	Trustee since 1992
	Vice President	and Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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TEMPLETON FUNDS

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer, Chief Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Financial
San Mateo, CA 94403-1906	Officer
and Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2011	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

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TEMPLETON FUNDS

Interested Board Members and Officers (continued)

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change. Note 3: Effective May 13, 2016, Frank J. Crothers ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON FUNDS

TEMPLETON FOREIGN FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 17, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement for each of the two separate funds comprising the Templeton Funds (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Funds, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge report, which utilized data from Lipper Inc. (Lipper) compared the Funds’ investment performance and expenses with those of other mutual funds deemed comparable to the Funds as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis report included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreements for the Funds, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of such Funds and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished showing that the investment policies and restrictions for the Funds were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided to Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered global foreign exchange transactions. Consideration was also given to the experience of the Funds’ portfolio management teams, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she

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TEMPLETON FUNDS TEMPLETON FOREIGN FUND SHAREHOLDER INFORMATION

managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided to Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge report furnished for the agreement renewals. The Broadridge report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 29, 2016, and the previous 10 years ended such date in comparison with a performance universe selected by Lipper. The following summarizes the performance results for the Fund.

The Lipper performance universe for this Fund consisted of the Fund and all retail and institutional international multi-cap value funds as selected by Lipper. On a comparative basis, the Broadridge report for the Fund showed its total return to be in the second-lowest performing quintile of such universe for the one-year period, and on an annualized basis to also be in the second-lowest performing quintile of such universe for each of the previous three- and five-year periods, and in the highest or best performing quintile of such universe for the previous 10-year period. The Board found the Fund’s comparative performance as set forth in the Broadridge report to be acceptable, noting that the Fund’s performance over the last two years had negatively impacted its shorter term returns but that the Fund’s total return was above the median for six of the previous 10 one-year periods.

COMPARATIVE EXPENSES. Consideration was given to a Broadridge report analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis included administrative charges as being part of the management fee and actual total expenses for comparative consistency are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual and actual investment management fee rates of Templeton Foreign Fund to be in the second least expensive quintile of its Lipper expense group. The Board was satisfied with the comparative expenses of the Fund as set forth in the Broadridge report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s

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TEMPLETON FOREIGN FUND

SHAREHOLDER INFORMATION

independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Funds in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley Act of 2002 and Dodd-Frank Wall Street Reform and Consumer Protection Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as a fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided to such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as the Fund grows in size, its effective management fee rate declines.

The Fund’s investment management agreement provides a fee at the rate of 0.705% on the first $1 billion of net assets; 0.690% on the next $4 billion of net assets; 0.675% on the next $5 billion of net assets; 0.655% on the next $5 billion of net assets; 0.635% on the next $5 billion of net assets; and 0.615% on net assets in excess of $20 billion, with additional breakpoints for Templeton Foreign Fund continuing thereafter up to the $35 billion asset level. At the end of 2015, the net assets of Templeton Foreign Fund were approximately $6.38 billion. The Board believed that to the extent economies of scale may be realized by the Manager, the schedule of fees under the investment management agreement for the Fund provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely

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unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	104 A 10/16

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
August 31, 2016

Templeton World Fund

A SERIES OF TEMPLETON FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Annual Report
Templeton World Fund	3
Performance Summary	10
Your Fund’s Expenses	15
Financial Highlights and Statement of Investments	17
FinancialStatements	28
Notes to Financial Statements	32
Report of Independent Registered
Public Accounting Firm	42
Tax Information	43
Board Members and Officers	44
Shareholder Information	49

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Templeton World Fund

This annual report for Templeton World Fund covers the fiscal year ended August 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including developing markets. Under normal circumstances, the Fund will invest in issuers located in at least three different countries (including the U.S.). The Fund regularly uses certain derivative instruments to seek to hedge against currency risks.

Performance Overview

The Fund’s Class A shares delivered a +0.84% cumulative total return for the 12 months under review. In comparison, the Fund’s new benchmark, the MSCI All Country World Index (ACWI) 100% Hedged to USD, which measures stock performance in global developed and emerging markets, generated a +7.47% total return, while the Fund’s old benchmark, the MSCI World Index, which measures stock performance in global developed markets, posted a +7.32% total return.1 Also in comparison, the Fund’s second benchmark, the MSCI ACWI, posted a +7.86% total return,2 and the Fund’s third benchmark, the Linked MSCI ACWI 100% Hedged to USD/World, posted a +7.92% total return.3 The Fund’s long-term results are shown in the Performance Summary beginning on page 10. For the 10-year period ended August 31, 2016, the Fund’s Class A shares generated a +42.29% cumulative total return, compared with the MSCI ACWI 100% Hedged to USD’s +68.69% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded moderately during the 12 months under review despite slower growth in some countries. In this environment, global developed and emerging market stocks, as measured by the MSCI ACWI, rose. Moreover, global markets were assisted by accommodative monetary policies of various global central banks, an improvement in commodity prices that included a rally in crude oil prices during the second half of the review period, finalization of Greece’s new debt deal and encouraging economic data toward

1. Source: FactSet. As of August 31, 2016, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +3.59%, compared with the
MSCI ACWI 100% Hedged to USD’s 10-year average annual total return of +5.37%.
2. Source: Morningstar.
3. Source: FactSet. The Linked MSCI ACWI 100% Hedged to USD/World reflects performance of the MSCI World Index through 6/29/2016 and performance of the MSCIACWI
100% Hedged to USD thereafter.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 21.

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period-end. However, the impact of these factors was partially offset by worries of a slowdown in the Chinese economy, declining commodity prices during the first half of the review period, geopolitical tensions in certain regions and uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (also known as the “Brexit”) contributed to volatility in global stock markets.

The U.S. economy grew modestly during the 12-month period despite a general decline in private inventory and nonresidential fixed investments. However, personal consumption expenditure remained strong during the period. Sentiment in the manufacturing sector remained volatile, contracting during the initial months, expanding during the second half and finally contracting again toward period-end. Similarly, the services sector was also volatile but remained in expansionary territory throughout. Growth in services contributed to new jobs and helped the unemployment rate decrease from 5.1% in August 2015 to 4.9% at period-end. Retail sales generally rose, as did home sales and prices amid declining mortgage rates. The Fed raised its federal funds target range to 0.25%–0.50% in December 2015, and maintained it through period-end. Following encouraging U.S. employment data in June and July 2016, the Fed Chair signaled a possible increase in interest rates in the near term. However, weak job additions for August dampened expectations of an increase in interest rates in September.

In Europe, economic growth in the U.K. slowed in the first quarter of 2016, and rebounded marginally in the second quarter, supported by industrial production and services. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the pound sterling hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. The eurozone grew slightly during the period, benefiting from lower oil prices, a weaker euro that supported exports and the European Central Bank’s (ECB) accommodative policy. However, growth moderated during the second quarter of 2016. After reducing the bank deposit rate in December 2015, the ECB cut its benchmark interest rate and expanded its massive bond-buying program in March and August 2016 to boost the region’s slowing growth.

In Asia, Japan’s gross domestic product (GDP) contracted in the fourth quarter of 2015 as private consumption and residential investments declined. After growing more than expected during the first quarter of 2016, led by increases in private consumption, government spending and exports, Japan’s economic growth slowed significantly in the second quarter. In January 2016, the Bank of Japan (BOJ) introduced negative interest rates on excess reserves kept by financial institutions with the central bank to boost lending and help achieve its inflation target. In July 2016, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy. Toward period-end, BOJ governor Haruhiko Kuroda indicated that the central bank would not hesitate to introduce further monetary stimulus measures, including lower negative interest rates, boosting domestic equity market sentiment.

In emerging markets, growth generally moderated during the review period. Brazil witnessed its longest recession since the 1930s amid political and economic turmoil. Brazil’s economy continued to contract during the period although the pace of contraction slowed in 2016’s first half, as business sentiment grew near period-end with the likely impeachment of President Dilma Rousseff. Russia’s GDP showed signs of stabilization in the first half of 2016 following a rebound in oil prices and an improvement in industrial production. The Bank of Russia reduced its key interest rate in June 2016 to revive its economy. China’s economy grew at a less robust pace during the period under review. However, China’s economy appeared to stabilize in 2016’s first half and remained within the government’s targeted range. The People’s Bank of China cut its benchmark interest rate once during the review period. Additionally, the bank also employed other monetary easing measures that included cutting the cash reserve requirement ratio for the country’s banks and effectively devaluing the Chinese currency against the U.S. dollar. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

During the 12-month period ended August 31, 2016, the Fund delivered positive absolute returns, but underperformed its benchmark, the MSCI ACWI 100% Hedged to USD Index. The Fund had negative absolute and relative returns during the first

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Top 10 Sectors/Industries*
8/31/16
% of Total
Net Assets
Banks	17.9%
Oil, Gas & Consumable Fuels	10.8%
Pharmaceuticals	9.9%
Technology Hardware, Storage & Peripherals	6.6%
Insurance	5.0%
Biotechnology	4.2%
Automobiles	4.2%
Software	3.6%
Media	3.4%
Capital Markets	3.2%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

half of the period, when concerns about debt, deflation and growth weighed on global share prices, punishing cyclical sectors such as energy, materials and financials, along with regions such as emerging markets and Europe. This environment favored stocks offering either strong growth or defensive characteristics, while hindering many of the cyclically depressed stocks that constitute our value-oriented portfolio. Low-to-negative interest rates perpetuated these trends, with financials suffering as net interest margins tightened, while “bond proxies,” such as consumer staples, rallied. In our view, these trends have resulted in the overvaluation of stable, growth-oriented stocks while affording a significant valuation discount to value-oriented securities.

Conditions improved in the latter half of the period, and the Fund delivered positive absolute returns and outperformed its benchmark. Popular consumer staples holdings retreated from lofty valuation levels near period-end, rewarding the Fund’s underweighted allocation to this sector as the period progressed.4 Conversely, improving Chinese economic data, a flagging U.S. dollar and talk of an output freeze by major oil producing nations contributed to stabilizing commodity prices in the final six months of the period. We believe this allowed downtrodden energy and materials firms to subsequently restructure and refinance. Moreover, financials stocks experienced a late recovery as benign stress test results from the European banking sector and better-than-expected earnings helped reverse the effects of the U.K.’s historic Brexit referendum.

Nevertheless, the late rally in financials failed to fully offset earlier weakness and the Fund’s stock selection and overweighted allocation to the sector notably detracted from the Fund’s relative performance.5 The sector contained some of the Fund’s largest relative detractors, primarily European banks. Swiss financial services firm Credit Suisse Group was one of the largest detractors, declining amid lower capital markets activity, elevated restructuring and litigation charges, and capital adequacy concerns. However, management laid out what we consider a sensible plan to alleviate cost and capital concerns through a multi-year restructuring program, while also repositioning ancillary businesses to maximize profitability. Consequently, we believe shares of the company were trading below their value based on our analysis.

More broadly across the European banking sector, we were encouraged by the stronger-than-expected second quarter results reported at period-end, which were characterized by improving capital ratios and positive earnings-per-share revisions excluding the U.K. Even within the U.K., results were better than expected, and credit quality did not significantly deteriorate. Among our broader European bank holdings, we forecast a gradual improvement in returns as lower loan losses, falling litigation and regulatory costs, increasing fee- and commission-based revenues and improvements in investment banking lines following restructurings offset the margin compression attributable to low or negative interest rates. We believe even a modest improvement in returns against a backdrop of relative stability should be sufficient to increase valuations from recent depressed levels, keeping us constructive on the sector.

We also remained constructive on the health care sector.6 However, the Fund’s overweighted allocation detracted from the Fund’s relative returns as political rhetoric from the U.S. presidential campaign trail contributed to the stalling out of a multi-year pharmaceuticals rally. Shares of Israeli pharmaceuticals firm Teva Pharmaceutical Industries was one of the Fund’s biggest relative detractors, falling after a U.S. regulatory agency invalidated two of the patents protecting Copaxone, a multiple sclerosis drug that generates a portion of the company’s revenue. The market quickly priced in a worst-case scenario, seemingly ignoring the fact that the invalidated patents will remain in effect until the completion of the appeals process, and that Copaxone has two more patents to deploy defensively in the meantime. We think the hit to

4. The consumer staples sector comprises food and staples retailing in the SOI.
5. The financials sector comprises banks, capital markets, consumer finance and insurance in the SOI.
6. The health care sector comprises biotechnology, health care equipment and supplies, life sciences tool and services, and pharmaceuticals in the SOI.

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Top 10 Holdings*
8/31/16
Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd.	4.5%
Technology Hardware, Storage & Peripherals,
South Korea
Amgen Inc.	3.0%
Biotechnology, U.S.
Teva Pharmaceutical Industries Ltd.	2.7%
Pharmaceuticals, Israel
Citigroup Inc.	2.5%
Banks, U.S.
Royal Dutch Shell PLC	2.5%
Oil, Gas & Consumable Fuels, U.K.
BNP Paribas SA	2.2%
Banks, France
Microsoft Corp.	2.1%
Software, U.S.
Comcast Corp.	2.0%
Media, U.S.
Nissan Motor Co. Ltd.	1.8%
Automobiles, Japan
JPMorgan Chase & Co.	1.8%
Banks, U.S.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

revenues will be milder and come later than the market expects, though we nevertheless expect that a large chunk of Copaxone sales may disappear in the near future. Even with these conservative assumptions, shares of the company remained attractive, in our analysis, with solid operational progress, improving fundamentals and significant value to be realized from the recently completed acquisition of the generics business of U.S. biotechnology firm Allergan (also a Fund holding).

After reducing the Fund’s allocation to the health care sector to realize profits throughout 2015, select opportunities have begun to resurface in the sector more generally in 2016 amid concerns about political interference with drug pricing and corporate tax strategy. We believe such fears are generally overstated, but nonetheless have attempted to address these concerns within the portfolio by focusing our investments on well-run, highly innovative companies capable of dealing with pricing and competitive pressures on a case-by-case basis. Within health care, we continue to favor companies with sound business models, solid product portfolios, attractive research and development (R&D) pipelines, and the ability to grow revenues, increase cash flows and generate high capital returns for shareholders through dividends and share buybacks. We see little direct threat to our pharmaceuticals holdings from Brexit and will continue using volatility to selectively increase exposure where we believe warranted.

In contrast to our efforts in both the financials and health care sectors, bargain hunting in consumer staples was relatively fruitless. The consumer staples sector globally appeared overbought during the review period and relative price/earnings ratios were expensive, in our analysis, a perilous position for a sector that has historically shown the greatest inverse sensitivity to interest rate moves of any of its peers. We believe the search for safety and yield in a low growth environment has left consumer staples vulnerable to a significant correction should we get any normalization in financial conditions over our investment horizon. Although the sector’s late pullback helped the Fund recoup some relative performance from its underweighting in consumer staples, it was insufficient to offset earlier sector strength. Stock selection in the sector also hampered relative performance.

Stock selection and an underweighting in industrials and stock selection in telecommunication services hurt the Fund’s relative returns.7 Shares of Spanish mobile provider Telefonica declined after the company announced it would consider delaying the planned initial public offerings of its infrastructure unit and U.K.-based wireless division due to volatility surrounding the Brexit referendum. Notably, the stock recovered some ground in the final months of the period as rumors emerged that the company intended to continue with the listings, which are viewed by the market as critical to Telefonica’s debt reduction plans. In our opinion, current valuations reflect low expectations and we believe that the stock offers considerable long-term potential once its asset sales proceed and the ongoing turnaround of recently troubled Latin American operations comes to fruition.

Turning to contributors, a strong recovery in resources sectors supported the Fund’s stock selection and overweighting in energy and stock selection in materials.8 Within energy, U.S. oilfield services firm Halliburton and Portuguese integrated oil

7. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, construction and engineering, industrial conglomerates and machinery in the SOI.
The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.
8. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

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Top 10 Countries*
8/31/16
% of Total
Net Assets
U.S.	35.8%
U.K.	15.4%
South Korea	8.5%
France	5.8%
Germany	4.9%
Switzerland	4.9%
Japan	4.3%
Netherlands	3.9%
Israel	2.7%
Italy	2.0%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

firm Galp Energia contributed. Halliburton weathered a failed merger with U.S. rival Baker Hughes and posted strong gains for the review period. We believe this highly cyclical stock is no longer a bargain as shares have begun to price in an eventual earnings recovery. Galp gained due to strong earnings results as the firm’s resilient refining business continued to support profitability in a volatile oil price environment, allowing management to progress with the development of compelling upstream growth projects in former Portuguese colonies, such as Brazil, Angola and Mozambique. Although we no longer consider the company an outright bargain, we still believe GALP remains an attractive investment given its near-term defensive characteristics and long-term exposure to some of the most promising offshore development projects in the world.

More broadly in energy, we believe the long-term drivers underpinning oil markets and energy producers continued to remain intact, and we expect the market to come into balance over the next year as low investment hampers supply and low oil prices buoy demand. Marginal supply continues to leave the market, with U.S. shale production expected to fall below last year’s production levels. In addition, production disruptions in Venezuela, where the oil sector cannot pay its debts, and Nigeria, where rebel attacks on the Niger Delta have cut output in half, resulted in consecutive quarters of supply contraction and a clearly tightening market since the middle of 2015. At the stock level, we saw earnings recover from trough levels as companies slashed capital expenditures and focused on harvesting growth from the previous investment cycle. More importantly, we believe the improving returns and cash flows resulting from these better fundamentals are more likely to be used to reward shareholders than to chase economically dubious volume growth.

Within the materials sector, Swiss miner and commodities trader Glencore contributed to the Fund’s returns. The Fund began acquiring shares of the company in the second half of 2015 as concerns about the firm’s high debt levels, opaque trading business and exposure to China-dependent commodities, such as coal and copper, drove share prices significantly lower. We believe that Glencore’s commodity mix, with the notable absence of iron ore, is less exposed to China than its diversified peers, its trading business is an asset and not a liability, and company management has the ability to deleverage its balance sheet by selling assets, reigning in working capital and cutting costs. Financial results have supported our thesis thus far, with the trading division reliably hitting profit targets and asset sales proceeding smoothly. Glencore continues to progress with balance sheet restructuring and portfolio optimization, while also benefiting from a rally in the price of key commodities, such as zinc, nickel and gold. We maintained our holding in anticipation of further improvements.

Stock selection in information technology (IT) aided the Fund’s relative performance.9 Unlike the opportunities we are finding in cyclically depressed industries, such as financials, energy and materials, the bargains in IT are typically instances where we believe the market is underpricing long-term growth potential. Some of the Fund’s largest relative contributors were in the IT sector, including South Korean semiconductor and consumer electronics firm Samsung Electronics, U.S. software developer Microsoft and U.S. hardware manufacturer Hewlett Packard Enterprise. Samsung delivered solid returns throughout the review period as an intergenerational leadership transition in the founding Lee family paved the way for value-added deployment of the firm’s cash hoard. With improving cash flow dynamics, generous shareholder returns, industry-leading technology, and solid market share, profitability and R&D capabilities, we believe Samsung remains an attractive investment over our long-term horizon. More generally, every major tier in the tech “stack”—computer, storage, networking, database, apps—is being disrupted by a new set of technologies and our approach is to identify both mature tech companies that

9. The IT sector comprises communications equipment; electronic equipment, instruments and components; Internet software and services; software; and technology hardware, storage and peripherals in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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offer value in their ability to adapt to change as well as new tech entrants we believe are likely to succeed.

From a regional standpoint, stock selection and an overweighting in Europe and stock selection and an underweighting in the U.S. detracted from the Fund’s relative performance. Conversely, stock selection in Asia contributed to the Fund’s relative results, led by South Korea and Japan. We continue to find compelling opportunities in Europe, where many high-quality multinationals with solid fundamentals and diverse revenue streams trade at excessively cheap valuations. Following the results of the Brexit referendum, we will continue to monitor the risk of European Union disintegration closely, though we currently view this as a low-probability event given any rational cost-benefit analysis for the remaining members of the union.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended August 31, 2016, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure. In July, the Fund began utilizing certain derivative instruments to seek to hedge currency risk, which had a positive effect on Fund performance during the last two months of the period. However, one cannot expect the same result in future periods.

Thank you for your continued participation in Templeton World Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON WORLD FUND

Performance Summary as of August 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/16	8/31/15		Change
A (TEMWX)	$15.47	$16.51	-$	1.04
C (TEWTX)	$14.84	$15.86	-$	1.02
R6 (FTWRX)	$15.45	$16.50	-$	1.05
Advisor (TWDAX)	$15.46	$16.50	-$	1.04

Distributions[1] (9/1/15–8/31/16)
	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
A	$0.2800	$0.8489		$1.1289
C	$0.1507	$0.8489		$0.9996
R6	$0.3414	$0.8489		$1.1903
Advisor	$0.3216	$0.8489		$1.1705

See page 14 for Performance Summary footnotes.

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TEMPLETON WORLD FUND
PERFORMANCE SUMMARY

Performance as of 8/31/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	Total Return (9/30/16)[6]	Operating Expenses[7]
A					1.06%
1-Year	+0.84%	-4.97%	$9,503	+0.43%
5-Year	+43.49%	+6.22%	$13,521	+8.13%
10-Year	+42.29%	+2.98%	$13,409	+2.85%
C					1.81%
1-Year	+0.11%	-0.82%	$9,918	+4.87%
5-Year	+38.26%	+6.69%	$13,826	+8.61%
10-Year	+31.99%	+2.81%	$13,199	+2.69%
R6					0.72%
1-Year	+1.18%	+1.18%	$10,118	+6.96%
3-Year	+7.46%	+2.43%	$10,746	+0.87%
Since Inception (5/1/13)	+12.72%	+3.66%	$11,272	+3.66%
Advisor					0.81%
1-Year	+1.12%	+1.12%	$10,112	+6.89%
5-Year	+45.36%	+7.77%	$14,536	+9.71%
10-Year	+45.85%	+3.85%	$14,585	+3.72%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 14 for Performance Summary footnotes.

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TEMPLETON WORLD FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 14 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

See page 14 for Performance Summary footnotes.

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TEMPLETON WORLD FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares. Class R6: Shares are available to certain eligible investors as described in the prospectus. Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
10. Source: FactSet. The MSCI ACWI 100% Hedged to USD represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI ACWI, to the USD, the home currency for the hedged index. The Linked MSCI ACWI 100% Hedged to USD/World reflects performance of the MSCI
World Index through 6/29/2016 and performance of the MSCI ACWI 100% Hedged to USD thereafter.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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TEMPLETON WORLD FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/16	Value 8/31/16	Period* 3/1/16–8/31/16
A
Actual	$1,000	$1,145.90	$5.77
Hypothetical (5% return before expenses)	$1,000	$1,019.76	$5.43
C
Actual	$1,000	$1,141.50	$9.80
Hypothetical (5% return before expenses)	$1,000	$1,015.99	$9.22
R6
Actual	$1,000	$1,147.80	$3.89
Hypothetical (5% return before expenses)	$1,000	$1,021.52	$3.66
Advisor
Actual	$1,000	$1,147.70	$4.43
Hypothetical (5% return before expenses)	$1,000	$1,021.01	$4.17

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.07%;
C: 1.82%; R6: 0.72%; and Advisor: 0.82%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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Financial Highlights
Templeton World Fund
		Year Ended August 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.51	$20.18	$18.02	$15.06	$14.21
Income from investment operations[a]:
Net investment income[b]	0.26	0.29	0.43 [c]	0.25	0.29
Net realized and unrealized gains (losses)	(0.17)	(2.35)	2.75	3.38	0.84
Total from investment operations	0.09	(2.06)	3.18	3.63	1.13
Less distributions from:
Net investment income	(0.28)	(0.52)	(0.19)	(0.42)	(0.28)
Net realized gains	(0.85)	(1.09)	(0.83)	(0.25)	—
Total distributions	(1.13)	(1.61)	(1.02)	(0.67)	(0.28)
Net asset value, end of year.	$15.47	$16.51	$20.18	$18.02	$15.06

Total return[d]	0.84%	(10.59)%	17.96%	24.71%	8.18%

Ratios to average net assets
Expenses	1.07%[e]	1.06%[e]	1.05%	1.05%[f]	1.09%
Net investment income	1.73%	1.61%	2.20%[c]	1.49%	1.99%

Supplemental data
Net assets, end of year (000’s)	$4,195,518	$4,791,792	$5,917,398	$5,278,292	$4,857,469
Portfolio turnover rate	21.62%	15.73%	18.56%	17.57%	18.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.18 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.30%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON WORLD FUND

FINANCIAL HIGHLIGHTS

Templeton World Fund (continued)
		Year Ended August 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.86	$19.44	$17.40	$14.53	$13.69
Income from investment operations[a]:
Net investment income[b]	0.14	0.15	0.27 [c]	0.12	0.17
Net realized and unrealized gains (losses)	(0.16)	(2.26)	2.66	3.26	0.83
Total from investment operations	(0.02)	(2.11)	2.93	3.38	1.00
Less distributions from:
Net investment income	(0.15)	(0.38)	(0.06)	(0.26)	(0.16)
Net realized gains	(0.85)	(1.09)	(0.83)	(0.25)	—
Total distributions	(1.00)	(1.47)	(0.89)	(0.51)	(0.16)
Net asset value, end of year.	$14.84	$15.86	$19.44	$17.40	$14.53

Total return[d]	0.11%	(11.27)%	17.08%	23.76%	7.41%

Ratios to average net assets
Expenses	1.82%	1.81%[e]	1.80%	1.81%[f]	1.84%
Net investment income	0.98%	0.86%	1.45%[c]	0.73%	1.24%

Supplemental data
Net assets, end of year (000’s)	$158,126	$193,309	$241,635	$210,256	$186,483
Portfolio turnover rate	21.62%	15.73%	18.56%	17.57%	18.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.18 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.55%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

Templeton World Fund (continued)
		Year Ended August 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.50	$20.18	$18.02	$17.17
Income from investment operations[b]:
Net investment income[c]	0.32	0.35	0.57 [d]	0.12
Net realized and unrealized gains (losses)	(0.18)	(2.35)	2.67	0.73
Total from investment operations	0.14	(2.00)	3.24	0.85
Less distributions from:
Net investment income.	(0.34)	(0.59)	(0.25)	—
Net realized gains	(0.85)	(1.09)	(0.83)	—
Total distributions	(1.19)	(1.68)	(1.08)	—
Net asset value, end of year	$15.45	$16.50	$20.18	$18.02

Total return[e]	1.18%	(10.30)%	18.40%	4.95%

Ratios to average net assets[f]
Expenses	0.72%	0.72%[g]	0.72%	0.72%[h]
Net investment income	2.08%	1.95%	2.53%[d]	1.82%

Supplemental data
Net assets, end of year (000’s)	$50,487	$51,733	$55,175	$24,306
Portfolio turnover rate	21.62%	15.73%	18.56%	17.57%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.18 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.63%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON WORLD FUND

FINANCIAL HIGHLIGHTS

Templeton World Fund (continued)
		Year Ended August 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.50	$20.18	$18.01	$15.07	$14.22
Income from investment operations[a]:
Net investment income[b]	0.30	0.33	0.48 [c]	0.30	0.33
Net realized and unrealized gains (losses)	(0.17)	(2.35)	2.75	3.36	0.84
Total from investment operations	0.13	(2.02)	3.23	3.66	1.17
Less distributions from:
Net investment income	(0.32)	(0.57)	(0.23)	(0.47)	(0.32)
Net realized gains	(0.85)	(1.09)	(0.83)	(0.25)	—
Total distributions	(1.17)	(1.66)	(1.06)	(0.72)	(0.32)
Net asset value, end of year.	$15.46	$16.50	$20.18	$18.01	$15.07

Total return	1.12%	(10.38)%	18.29%	24.97%	8.51%

Ratios to average net assets
Expenses	0.82%[d]	0.81%[d]	0.80%	0.81%[e]	0.84%
Net investment income	1.98%	1.86%	2.45%[c]	1.73%	2.24%

Supplemental data
Net assets, end of year (000’s)	$113,455	$181,661	$273,478	$216,767	$232,104
Portfolio turnover rate	21.62%	15.73%	18.56%	17.57%	18.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.18 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.55%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

20 Annual Report | The accompanying notes are an integral part of these financial statements.

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Statement of Investments, August 31, 2016
	Industry	Shares	Value

Common Stocks 97.4%
Canada 0.7%
Suncor Energy Inc	Oil, Gas & Consumable Fuels	1,157,014	$31,382,036
China 1.8%
China Life Insurance Co. Ltd., H	Insurance	11,080,000	26,480,081
[a] GCL-Poly Energy Holdings Ltd	Semiconductors & Semiconductor Equipment	207,148,000	29,372,658
Kunlun Energy Co. Ltd	Oil, Gas & Consumable Fuels	34,333,100	25,270,797
			81,123,536
France 5.8%
AXA SA	Insurance	1,965,270	41,252,763
BNP Paribas SA	Banks	1,975,640	100,491,994
Sanofi	Pharmaceuticals	1,004,300	77,368,489
Total SA, B	Oil, Gas & Consumable Fuels	929,190	44,304,908
			263,418,154
Germany 4.9%
Deutsche Lufthansa AG	Airlines	6,214,800	72,401,372
Merck KGaA	Pharmaceuticals	523,150	55,046,955
Metro AG	Food & Staples Retailing	981,551	29,120,961
Siemens AG	Industrial Conglomerates	546,680	65,272,621
			221,841,909
India 0.3%
Hero Motocorp Ltd	Automobiles	259,190	13,704,668
Ireland 1.5%
CRH PLC	Construction Materials	1,957,216	66,253,473
Israel 2.7%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	2,432,944	122,596,048
Italy 2.0%
Eni SpA	Oil, Gas & Consumable Fuels	3,695,594	55,810,269
UniCredit SpA	Banks	13,855,955	35,637,478
			91,447,747
Japan 4.3%
Nissan Motor Co. Ltd	Automobiles	8,499,390	83,379,702
Panasonic Corp	Household Durables	1,754,800	17,994,905
SoftBank Group Corp	Wireless Telecommunication Services	1,175,300	76,744,085
[b] Toshiba Corp	Industrial Conglomerates	5,350,500	16,920,539
			195,039,231
Netherlands 3.9%
Aegon NV	Insurance	10,594,962	43,415,994
Akzo Nobel NV	Chemicals	281,760	19,037,933
ING Groep NV	Banks	4,970,812	62,205,873
[b] QIAGEN NV	Life Sciences Tools & Services	1,170,061	30,981,356
SBM Offshore NV	Energy Equipment & Services	1,306,962	19,139,866
			174,781,022
Norway 1.0%
Telenor ASA	Diversified Telecommunication Services	2,656,020	46,356,772
Portugal 0.8%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	2,427,350	35,276,705
Russia 0.3%
MMC Norilsk Nickel PJSC, ADR	Metals & Mining	773,066	11,642,374

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TEMPLETON WORLD FUND

STATEMENT OF INVESTMENTS

	Industry	Shares	Value

Common Stocks (continued)
Singapore 1.6%
DBS Group Holdings Ltd	Banks	3,301,396	$36,317,415
Singapore Telecommunications Ltd	Diversified Telecommunication Services	12,278,421	36,222,987
			72,540,402
South Korea 8.5%
Hana Financial Group Inc	Banks	1,857,147	48,742,051
Hyundai Motor Co	Automobiles	559,046	66,602,278
KB Financial Group Inc	Banks	1,876,166	65,374,858
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	138,976	201,671,589
			382,390,776
Spain 0.9%
Telefonica SA	Diversified Telecommunication Services	4,019,156	40,479,376
Sweden 0.7%
Ericsson, B	Communications Equipment	4,560,330	32,520,517
Switzerland 4.9%
ABB Ltd	Electrical Equipment	1,244,840	26,968,475
Credit Suisse Group AG	Capital Markets	4,892,487	63,714,490
Glencore PLC	Metals & Mining	17,073,560	39,014,835
Roche Holding AG.	Pharmaceuticals	324,842	79,191,899
UBS Group AG	Capital Markets	792,200	11,452,330
			220,342,029
Taiwan 0.1%
Tripod Technology Corp	Electronic Equipment, Instruments
	& Components	2,882,170	6,154,875
Thailand 0.1%
Bangkok Bank PCL, fgn	Banks	947,350	4,638,239
Turkey 0.3%
[b] Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	4,097,336	13,757,539
United Kingdom 15.4%
Aviva PLC.	Insurance	8,118,486	45,662,131
BAE Systems PLC.	Aerospace & Defense	9,078,149	64,182,212
Barclays PLC	Banks	19,312,022	43,673,565
BP PLC	Oil, Gas & Consumable Fuels	12,943,416	72,714,808
Carillion PLC.	Construction & Engineering	5,841,290	19,954,816
HSBC Holdings PLC	Banks	9,610,740	71,203,042
Kingfisher PLC	Specialty Retail	8,447,399	41,157,182
Lloyds Banking Group PLC.	Banks	19,726,200	15,370,777
Petrofac Ltd	Energy Equipment & Services	2,175,180	23,745,927
Royal Dutch Shell PLC, A	Oil, Gas & Consumable Fuels	82,455	2,014,088
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	4,355,867	111,059,446
[b] Serco Group PLC	Commercial Services & Supplies	7,428,920	12,484,390
Sky PLC	Media	2,576,294	28,716,716
[b] Standard Chartered PLC	Banks	6,478,396	54,605,223
[b] Tesco PLC	Food & Staples Retailing	19,650,922	42,917,795
Vodafone Group PLC	Wireless Telecommunication Services	15,876,979	47,911,972
			697,374,090
United States 34.9%
[b] Allergan PLC	Pharmaceuticals	294,830	69,149,428
Ally Financial Inc	Consumer Finance	793,660	15,904,946
[b] Alphabet Inc., A	Internet Software & Services	76,390	60,336,642
American International Group Inc	Insurance	1,180,295	70,617,050

22 Annual Report

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TEMPLETON WORLD FUND

STATEMENT OF INVESTMENTS

	Industry	Shares	Value

Common Stocks (continued)
United States (continued)
Amgen Inc	Biotechnology	791,390	$134,583,783
Apache Corp	Oil, Gas & Consumable Fuels	692,430	34,413,771
Apple Inc	Technology Hardware, Storage & Peripherals	445,130	47,228,293
Baker Hughes Inc	Energy Equipment & Services	625,108	30,711,556
Capital One Financial Corp	Consumer Finance	643,330	46,062,428
[b] Celgene Corp	Biotechnology	108,980	11,632,525
Cisco Systems Inc	Communications Equipment	972,592	30,578,293
Citigroup Inc	Banks	2,407,060	114,913,044
Comcast Corp., A	Media	1,363,969	89,012,617
Devon Energy Corp	Oil, Gas & Consumable Fuels	566,710	24,555,544
Eli Lilly & Co	Pharmaceuticals	590,270	45,893,493
General Motors Co	Automobiles	800,130	25,540,150
Gilead Sciences Inc	Biotechnology	559,530	43,855,961
Halliburton Co	Energy Equipment & Services	1,024,520	44,064,605
Hewlett Packard Enterprise Co	Technology Hardware, Storage & Peripherals	2,312,330	49,668,848
HP Inc	Technology Hardware, Storage & Peripherals	66,000	948,420
JPMorgan Chase & Co	Banks	1,199,124	80,940,870
[b] Knowles Corp	Electronic Equipment, Instruments
	& Components	2,785,470	38,718,033
Medtronic PLC	Health Care Equipment & Supplies	778,590	67,760,688
[b] Michael Kors Holdings Ltd	Textiles, Apparel & Luxury Goods	432,160	21,154,232
Microsoft Corp	Software	1,664,440	95,638,722
Morgan Stanley.	Capital Markets	2,170,130	69,574,368
[b] Navistar International Corp	Machinery	1,933,970	27,152,939
[b] NetScout Systems Inc	Communications Equipment	3,800	112,404
Oracle Corp	Software	1,678,681	69,195,231
SunTrust Banks Inc	Banks	1,692,580	74,592,001
Twenty-First Century Fox Inc., A	Media	1,411,332	34,634,087
United Parcel Service Inc., B	Air Freight & Logistics	56,299	6,148,977
			1,575,293,949
Total Common Stocks
(Cost $3,996,700,012)			4,400,355,467

Preferred Stocks (Cost $24,627,427) 0.3%
Brazil 0.3%
[b] Petroleo Brasileiro SA, ADR, pfd	Oil, Gas & Consumable Fuels	1,697,470	13,410,013

		Principal
		Amount*

Corporate Bonds (Cost $35,500,503) 0.8%
United States 0.8%
[c] Chesapeake Energy Corp., secured note, second lien,
144A, 8.00%, 12/15/22	Oil, Gas & Consumable Fuels	38,411,000	36,682,505
Mortgage-Backed Securities
(Cost $917,945) 0.1%
United States 0.1%
FHLMC, 5.50%, 12/01/35		931,333	1,040,659
Total Investments before Short Term
Investments (Cost $4,057,745,887)			4,451,488,644

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Annual Report

23

TEMPLETON WORLD FUND

STATEMENT OF INVESTMENTS

	Principal
	Amount*	Value
Short Term Investments 1.7%
Time Deposits 1.4%
Australia 0.9%
National Australia Bank, 0.26%, 9/01/16.	$39,000,000	$39,000,000
United States 0.5%
Bank of Montreal, 0.25%, 9/01/16	7,000,000	7,000,000
Royal Bank of Canada, 0.30%, 9/01/16	17,000,000	17,000,000
		24,000,000
Total Time Deposits (Cost $63,000,000)		63,000,000

	Shares
[d] Investments from Cash Collateral
Received for Loaned Securities
(Cost $14,993,600) 0.3%
Money Market Funds 0.3%
United States 0.3%
[b,e] Institutional Fiduciary Trust Money Market Portfolio	14,993,600	14,993,600
Total Investments (Cost $4,135,739,487)
100.3%		4,529,482,244
Other Assets, less Liabilities (0.3)%		(11,896,579)
Net Assets 100.0%		$4,517,585,665

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aA portion or all of the security is on loan at August 31, 2016. See Note 1(d).
bNon-income producing.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
August 31, 2016, the value of this security was $36,682,505, representing 0.8% of net assets.
dSee Note 1(d) regarding securities on loan.
eSee Note 3(f) regarding investments in affiliated management investment companies.

24 Annual Report

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TEMPLETON WORLD FUND

STATEMENT OF INVESTMENTS

Templeton World Fund (continued)

At August 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
British Pound.	BOFA	Sell	107,451,859	$143,712,564	10/05/16	$2,516,750	$—
British Pound.	GSCO	Sell	107,448,646	143,712,564	10/05/16	2,520,973	—
British Pound.	HSBK	Sell	107,426,960	143,712,564	10/05/16	2,549,469	—
British Pound.	MSCO	Sell	107,431,521	143,712,564	10/05/16	2,543,475	—
British Pound.	UBSW	Sell	107,429,931	143,712,564	10/05/16	2,545,565	—
Canadian Dollar.	BOFA	Buy	359,000	274,771	10/05/16	—	(896)
Canadian Dollar.	BOFA	Sell	8,080,919	6,222,755	10/05/16	57,962	—
Canadian Dollar.	GSCO	Buy	359,000	274,769	10/05/16	—	(895)
Canadian Dollar.	GSCO	Sell	8,082,487	6,222,755	10/05/16	56,766	—
Canadian Dollar.	HSBK	Buy	359,000	274,793	10/05/16	—	(918)
Canadian Dollar.	HSBK	Sell	8,080,994	6,222,755	10/05/16	57,906	—
Canadian Dollar.	MSCO	Buy	359,000	274,772	10/05/16	—	(898)
Canadian Dollar.	MSCO	Sell	8,080,838	6,222,755	10/05/16	58,025	—
Canadian Dollar.	UBSW	Buy	359,000	274,780	10/05/16	—	(905)
Canadian Dollar.	UBSW	Sell	8,080,838	6,222,755	10/05/16	58,024	—
Euro	BOFA	Buy	7,529,157	8,360,000	10/05/16	50,767	—
Euro	BOFA	Sell	162,766,811	181,442,150	10/05/16	—	(383,458)
Euro	GSCO	Buy	7,529,497	8,360,000	10/05/16	51,145	—
Euro	GSCO	Sell	162,782,378	181,442,149	10/05/16	—	(400,851)
Euro	HSBK	Buy	7,529,497	8,360,000	10/05/16	51,145	—
Euro	HSBK	Sell	162,761,086	181,442,150	10/05/16	—	(377,069)
Euro	MSCO	Buy	7,529,022	8,360,000	10/05/16	50,615	—
Euro	MSCO	Sell	162,759,328	181,442,150	10/05/16	—	(375,102)
Euro	UBSW	Buy	7,529,497	8,360,000	10/05/16	51,145	—
Euro	UBSW	Sell	162,760,555	181,442,150	10/05/16	—	(376,473)
Hong Kong Dollar	BOFA	Sell	119,946,708	15,475,633	10/05/16	7,998	—
Hong Kong Dollar	GSCO	Sell	119,942,343	15,475,633	10/05/16	8,561	—
Hong Kong Dollar	HSBK	Sell	119,939,867	15,475,633	10/05/16	8,880	—
Hong Kong Dollar	MSCO	Sell	119,948,933	15,475,633	10/05/16	7,711	—
Hong Kong Dollar	UBSW	Sell	119,941,384	15,475,633	10/05/16	8,684	—
Japanese Yen	BOFA	Sell	3,899,527,706	38,193,928	10/05/16	443,789	—
Japanese Yen	GSCO	Sell	3,899,748,256	38,193,928	10/05/16	441,654	—
Japanese Yen	HSBK	Sell	3,899,366,269	38,193,928	10/05/16	445,353	—
Japanese Yen	MSCO	Sell	3,899,323,139	38,193,923	10/05/16	445,764	—
Japanese Yen	UBSW	Sell	3,899,253,468	38,193,928	10/05/16	446,444	—
Norwegian Krone	BOFA	Sell	74,418,091	8,880,722	10/05/16	—	(46,812)
Norwegian Krone	GSCO	Sell	74,438,523	8,880,722	10/05/16	—	(49,262)
Norwegian Krone	HSBK	Sell	74,419,973	8,880,722	10/05/16	—	(47,038)
Norwegian Krone	MSCO	Sell	74,412,907	8,880,722	10/05/16	—	(46,189)
Norwegian Krone	UBSW	Sell	74,420,601	8,880,722	10/05/16	—	(47,113)
Singapore Dollar	BOFA	Buy	3,019,027	2,244,703	10/05/16	—	(29,331)
Singapore Dollar	BOFA	Sell	22,584,572	16,759,517	10/05/16	186,877	—
Singapore Dollar	GSCO	Buy	3,018,797	2,244,667	10/05/16	—	(29,463)
Singapore Dollar	GSCO	Sell	22,585,963	16,759,517	10/05/16	185,856	—
Singapore Dollar	HSBK	Buy	3,018,989	2,244,631	10/05/16	—	(29,287)
Singapore Dollar	HSBK	Sell	22,581,773	16,759,517	10/05/16	188,931	—
Singapore Dollar	MSCO	Buy	3,018,823	2,244,624	10/05/16	—	(29,400)
Singapore Dollar	MSCO	Sell	22,585,788	16,759,517	10/05/16	185,984	—

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Annual Report

25

TEMPLETON WORLD FUND

STATEMENT OF INVESTMENTS

Templeton World Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Singapore Dollar	UBSW	Buy	3,018,963	$2,244,754	10/05/16	$—	$(29,427)
Singapore Dollar	UBSW	Sell	22,585,912	16,759,517	10/05/16	185,893	—
South Korean Won	BOFA	Buy	6,268,772,000	5,420,000	10/05/16	194,039	—
South Korean Won	BOFA	Sell	86,072,668,959	74,593,647	10/05/16	—	(2,489,288)
South Korean Won	GSCO	Buy	6,270,940,000	5,420,000	10/05/16	195,981	—
South Korean Won	GSCO	Sell	86,071,081,137	74,593,647	10/05/16	—	(2,487,867)
South Korean Won	HSBK	Buy	6,272,024,000	5,420,000	10/05/16	196,952	—
South Korean Won	HSBK	Sell	86,062,761,754	74,593,647	10/05/16	—	(2,480,416)
South Korean Won	MSCO	Buy	6,275,276,000	5,420,000	10/05/16	199,864	—
South Korean Won	MSCO	Sell	86,005,782,734	74,593,647	10/05/16	—	(2,429,388)
South Korean Won	UBSW	Buy	6,272,295,000	5,420,000	10/05/16	197,194	—
South Korean Won	UBSW	Sell	86,062,397,852	74,593,647	10/05/16	—	(2,480,090)
Swedish Krona	BOFA	Buy	5,800,000	677,254	10/05/16	1,447	—
Swedish Krona	BOFA	Sell	36,390,178	4,304,198	10/05/16	45,917	—
Swedish Krona	BOFA	Sell	22,057,710	2,580,000	10/05/16	—	(1,134)
Swedish Krona	GSCO	Buy	5,800,000	677,356	10/05/16	1,344	—
Swedish Krona	GSCO	Sell	36,396,989	4,304,198	10/05/16	45,120	—
Swedish Krona	GSCO	Sell	22,057,710	2,580,000	10/05/16	—	(1,134)
Swedish Krona	HSBK	Buy	5,800,000	676,937	10/05/16	1,763	—
Swedish Krona	HSBK	Sell	36,492,513	4,304,198	10/05/16	33,942	—
Swedish Krona	HSBK	Sell	22,055,904	2,580,000	10/05/16	—	(923)
Swedish Krona	MSCO	Buy	5,800,000	677,366	10/05/16	1,334	—
Swedish Krona	MSCO	Sell	36,387,544	4,304,198	10/05/16	46,226	—
Swedish Krona	MSCO	Sell	22,057,504	2,580,000	10/05/16	—	(1,110)
Swedish Krona	UBSW	Buy	5,800,000	676,846	10/05/16	1,855	—
Swedish Krona	UBSW	Sell	36,389,731	4,304,198	10/05/16	45,969	—
Swedish Krona	UBSW	Sell	22,057,968	2,580,000	10/05/16	—	(1,164)
Swiss Franc	BOFA	Sell	32,312,535	33,331,513	10/05/16	409,766	—
Swiss Franc	GSCO	Sell	32,331,568	33,331,513	10/05/16	390,375	—
Swiss Franc	HSBK	Sell	32,309,069	33,331,513	10/05/16	413,298	—
Swiss Franc	MSCO	Sell	32,309,192	33,331,513	10/05/16	413,172	—
Swiss Franc	UBSW	Sell	32,315,702	33,331,513	10/05/16	406,540	—
Taiwan Dollar	BOFA	Buy	35,565,270	1,117,993	10/05/16	4,802	—
Taiwan Dollar	BOFA	Buy	68,650,000	2,187,697	10/05/16	—	(20,419)
Taiwan Dollar	BOFA	Sell	163,116,590	5,061,174	10/05/16	—	(88,412)
Taiwan Dollar	GSCO	Buy	30,616,400	962,888	10/05/16	3,672	—
Taiwan Dollar	GSCO	Buy	87,550,000	2,784,780	10/05/16	—	(20,829)
Taiwan Dollar	GSCO	Sell	163,071,040	5,061,174	10/05/16	—	(86,974)
Taiwan Dollar	HSBK	Buy	65,925,396	2,057,447	10/05/16	23,816	—
Taiwan Dollar	HSBK	Buy	73,550,000	2,340,726	10/05/16	—	(18,754)
Taiwan Dollar	HSBK	Sell	163,071,040	5,061,174	10/05/16	—	(86,974)
Taiwan Dollar	MSCO	Buy	30,672,872	963,016	10/05/16	5,326	—
Taiwan Dollar	MSCO	Buy	73,550,000	2,343,473	10/05/16	—	(21,501)
Taiwan Dollar	MSCO	Sell	162,969,816	5,061,174	10/05/16	—	(83,779)
Taiwan Dollar	UBSW	Buy	35,575,044	1,117,624	10/05/16	5,479	—
Taiwan Dollar	UBSW	Buy	68,650,000	2,188,913	10/05/16	—	(21,633)
Taiwan Dollar	UBSW	Sell	162,919,205	5,061,174	10/05/16	—	(82,181)
Thailand Baht	BOFA	Sell	32,875,996	935,612	10/05/16	—	(13,550)
Thailand Baht	GSCO	Sell	32,882,600	935,612	10/05/16	—	(13,740)

26 Annual Report

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TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS

Templeton World Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Thailand Baht	HSBK	Sell	32,863,479	$935,612	10/05/16	$—	$(13,188)
Thailand Baht	MSCO	Sell	32,861,584	935,612	10/05/16	—	(13,133)
Thailand Baht	UBSW	Sell	32,892,162	935,612	10/05/16	—	(14,016)
Total Forward Exchange Contracts						$19,703,304	$(15,272,384)
Net unrealized appreciation (depreciation)						$4,430,920

See Abbreviations on page 41.

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The accompanying notes are an integral part of these financial statements. | Annual Report 27

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

TEMPLETON WORLD FUND

Financial Statements

Statement of Assets and Liabilities
August 31, 2016

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,120,745,887
Cost - Non-controlled affiliates (Note 3f)	14,993,600
Total cost of investments	$4,135,739,487
Value - Unaffiliated issuers	$4,514,488,644
Value - Non-controlled affiliates (Note 3f)	14,993,600
Total value of investments (includes securities loaned in the amount of $10,630,127)	4,529,482,244
Cash.	818,217
Receivables:
Investment securities sold	2,302,632
Capital shares sold	1,581,819
Dividends and interest	14,263,432
European Union tax reclaims	261,248
Due from brokers	80,000
Unrealized appreciation on OTC forward exchange contracts	19,703,304
Other assets	1,510
Total assets	4,568,494,406
Liabilities:
Payables:
Investment securities purchased	4,369,834
Capital shares redeemed	11,189,253
Management fees	2,644,760
Distribution fees	1,019,919
Transfer agent fees	713,441
Payable upon return of securities loaned	14,993,600
Unrealized depreciation on OTC forward exchange contracts	15,272,384
Deferred tax.	349,116
Accrued expenses and other liabilities.	356,434
Total liabilities	50,908,741
Net assets, at value	$4,517,585,665
Net assets consist of:
Paid-in capital	$3,992,379,002
Undistributed net investment income	65,919,137
Net unrealized appreciation (depreciation)	397,695,733
Accumulated net realized gain (loss)	61,591,793
Net assets, at value	$4,517,585,665

28 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON WORLD FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
August 31, 2016

Class A:
Net assets, at value	$4,195,518,246
Shares outstanding.	271,185,758
Net asset value per share[a]	$15.47
Maximum offering price per share (net asset value per share ÷ 94.25%)	$16.41
Class C:
Net assets, at value	$158,125,583
Shares outstanding.	10,654,623
Net asset value and maximum offering price per share[a]	$14.84
Class R6:
Net assets, at value	$50,487,034
Shares outstanding.	3,267,020
Net asset value and maximum offering price per share	$15.45
Advisor Class:
Net assets, at value	$113,454,802
Shares outstanding.	7,339,033
Net asset value and maximum offering price per share	$15.46

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 29

TEMPLETON WORLD FUND

FINANCIAL STATEMENTS

Statement of Operations
for the year ended August 31, 2016

Investment income:
Dividends (net of foreign taxes of $10,652,825)	$130,722,548
Interest	611,689
Income from securities loaned (net of fees and rebates)	160,354
Total investment income	131,494,591
Expenses:
Management fees (Note 3a)	32,597,446
Distribution fees: (Note 3c)
Class A	10,836,514
Class C	1,694,097
Transfer agent fees: (Note 3e)
Class A	4,128,327
Class C	161,348
Class R6	857
Advisor Class	140,359
Custodian fees (Note 4)	425,981
Reports to shareholders	315,788
Registration and filing fees.	170,217
Professional fees	143,187
Trustees’ fees and expenses	116,610
Other	93,713
Total expenses	50,824,444
Expenses waived/paid by affiliates (Note 3f)	(26,815)
Net expenses	50,797,629
Net investment income.	80,696,962
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	98,410,111
Written options	143,077
Foreign currency transactions.	(2,002,957)
Net realized gain (loss)	96,550,231
Net change in unrealized appreciation (depreciation) on:
Investments	(170,216,434)
Translation of other assets and liabilities
denominated in foreign currencies	4,597,704
Change in deferred taxes on unrealized appreciation	(349,116)
Net change in unrealized appreciation (depreciation)	(165,967,846)
Net realized and unrealized gain (loss)	(69,417,615)
Net increase (decrease) in net assets resulting from operations	$11,279,347

30 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON WORLD FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended August 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$80,696,962	$93,634,345
Net realized gain (loss)	96,550,231	285,239,137
Net change in unrealized appreciation (depreciation)	(165,967,846)	(1,032,149,917)
Net increase (decrease) in net assets resulting from operations	11,279,347	(653,276,435)
Distributions to shareholders from:
Net investment income:
Class A	(78,904,402)	(148,302,524)
Class C	(1,757,625)	(4,547,565)
Class R6	(1,218,271)	(1,601,276)
Advisor Class	(3,143,320)	(7,396,095)
Net realized gains:
Class A	(239,210,508)	(310,296,789)
Class C	(9,900,781)	(13,123,838)
Class R6	(3,029,263)	(2,965,913)
Advisor Class	(8,297,152)	(14,074,841)
Total distributions to shareholders	(345,461,322)	(502,308,841)
Capital share transactions: (Note 2)
Class A	(291,880,126)	(69,471,771)
Class C	(22,152,482)	(4,668,310)
Class R6	2,797,020	6,893,427
Advisor Class	(55,491,363)	(46,359,007)
Total capital share transactions	(366,726,951)	(113,605,661)
Net increase (decrease) in net assets	(700,908,926)	(1,269,190,937)
Net assets:
Beginning of year.	5,218,494,591	6,487,685,528
End of year	$4,517,585,665	$5,218,494,591
Undistributed net investment income included in net assets:
End of year	$65,919,137	$72,248,815

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The accompanying notes are an integral part of these financial statements. | Annual Report 31

TEMPLETON WORLD FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton World Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 8 regarding investment transactions and other derivative information, respectively.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

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e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

h. Guarantees and Indemnifications (continued)

behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At August 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended August 31,
		2016		2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	15,746,050	$237,500,474	21,109,474	$378,685,269
Shares issued in reinvestment of distributions	19,777,634	293,104,638	24,336,255	420,286,959
Shares redeemed	(54,604,457)	(822,485,238)	(48,417,724)	(868,443,999)
Net increase (decrease)	(19,080,773)	$(291,880,126)	(2,971,995)	$(69,471,771)
Class C Shares:
Shares sold	633,456	$9,054,922	1,011,688	$17,428,571
Shares issued in reinvestment of distributions	721,847	10,315,198	925,142	15,431,374
Shares redeemed	(2,886,284)	(41,522,602)	(2,179,024)	(37,528,255)
Net increase (decrease)	(1,530,981)	$(22,152,482)	(242,194)	$(4,668,310)
Class R6 Shares:
Shares sold	974,859	$15,442,986	786,312	$13,902,625
Shares issued in reinvestment of distributions	175,845	2,597,235	133,109	2,292,144
Shares redeemed	(1,019,057)	(15,243,201)	(518,439)	(9,301,342)
Net increase (decrease)	131,647	$2,797,020	400,982	$6,893,427
Advisor Class Shares:
Shares sold	3,300,076	$50,272,800	3,463,742	$62,050,624
Shares issued in reinvestment of distributions	542,623	8,019,966	1,079,933	18,607,249
Shares redeemed	(7,513,230)	(113,784,129)	(7,087,137)	(127,016,880)
Net increase (decrease)	(3,670,531)	$(55,491,363)	(2,543,462)	$(46,359,007)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

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NOTES TO FINANCIAL STATEMENTS

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.705%	Up to and including $1 billion
0.690%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

For the period ended August 31, 2016, the annualized effective investment management fee rate, was 0.693% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$177,808
CDSC retained	$9,401

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

e. Transfer Agent Fees (continued)

For the year ended August 31, 2016, the Fund paid transfer agent fees of $4,430,891, of which $2,245,456 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	20,698,360	264,129,635	(269,834,395)	14,993,600	$14,993,600	$—	$—	0.1%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2016. There were no Class R6 transfer agent fees waived during the year ended August 31, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At August 31, 2016, the Fund had capital loss carryforwards of $824,239a expiring in 2017.

During the year ended August 31, 2016, the Fund utilized $2,023,740 of capital loss carryforwards.

The tax character of distributions paid during the years ended August 31, 2016 and 2015, was as follows:

aCapital loss carryforwards were from merged Templeton Global Long-Short Fund, which may be carried over to offset future gains, subject to limitations.

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NOTES TO FINANCIAL STATEMENTS

	2016	2015
Distributions paid from:
Ordinary income	$85,023,682	$204,715,113
Long term capital gain	260,437,640	297,593,728
	$345,461,322	$502,308,841

At August 31, 2016, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments.	$4,143,916,668

Unrealized appreciation	$967,411,736
Unrealized depreciation	(581,846,160)
Net unrealized appreciation (depreciation)	$385,565,576

Undistributed ordinary income	77,603,756
Undistributed long term capital gains	62,862,099
Distributable earnings	$140,465,855

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions, wash sales and foreign tax reclaims.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2016, aggregated $1,006,512,329 and $1,652,415,510, respectively.

Transactions in options written during the year ended August 31, 2016, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at August 31, 2015	—	$—
Options written	105,310	143,077
Options expired.	(105,310)	(143,077)
Options exercised	—	—
Options closed	—	—
Options outstanding at August 31, 2016	—	$—

See Notes 1(c) and 8 regarding derivative financial instruments and other derivative information, respectively.

At August 31, 2016, in connection with securities lending transactions, the Fund loaned equity investments and received $14,993,600 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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TEMPLETON WORLD FUND

NOTES TO FINANCIAL STATEMENTS

8. Other Derivative Information

At August 31, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts	Statement of		Statement of
Not Accounted for as	Assets and Liabilities		Assets and Liabilities
Hedging Instruments	Location	Fair Value	Location	Fair Value

Foreign exchange contracts.	Unrealized appreciation on OTC	$19,703,304	Unrealized depreciation on OTC	$15,272,384
	forward exchange contracts		forward exchange contracts

For the year ended August 31, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

				Net Change
				in Unrealized
Derivative Contracts Not		Net Realized Gain		Appreciation
Accounted for as	Statement	(Loss) for the	Statement	(Depreciation)
Hedging Instruments	of Operations Locations	Year	of Operations Locations	for the Year

	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Foreign exchange contracts .	Foreign currency transactions	$—	Translation of other assets and	$4,430,920	[a]
			liabilities denominated in foreign
			currencies
Equity contracts	Written options	143,077
Totals		$143,077		$4,430,920

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended August 31, 2016, the average month end fair value of derivatives represented 0.1% of average month end net assets. The average month end number of open derivatives contracts for the year was 28.

See Notes 1(c) and 6 regarding derivative financial instruments and investment transactions, respectively.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended August 31, 2016, the Fund did not use the Global Credit Facility.

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TEMPLETON WORLD FUND
NOTES TO FINANCIAL STATEMENTS

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from The independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$4,413,765,480	$—	$—	$4,413,765,480
Corporate Bonds	—	36,682,505	—	36,682,505
Mortgage-Backed Securities	—	1,040,659	—	1,040,659
Short Term Investments	14,993,600	63,000,000	—	77,993,600
Total Investments in Securities	$4,428,759,080	$100,723,164	$—	$4,529,482,244

Other Financial Instruments:
Forward Exchange Contracts	$—	$19,703,304	$—	$19,703,304

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$15,272,384	$—	$15,272,384

[a]Includes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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TEMPLETON FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Funds and Shareholders of Templeton World Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton World Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California October 19, 2016

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TEMPLETON FUNDS

Tax Information (unaudited)

Templeton World Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $260,437,640 as a long term capital gain dividend for the fiscal year ended August 31, 2016.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 35.39% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2016.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $116,167,744 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 17, 2015, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R6, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Class A	$0.0320	$0.2576	$0.2017
Class C	$0.0320	$0.1492	$0.1168
Class R6	$0.0320	$0.3082	$0.2414
Advisor Class	$0.0320	$0.2915	$0.2282

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	145	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	42	Ares Capital Corporation (specialty
300 S.E. 2nd Street				finance company) (2010-present),
Fort Lauderdale, FL 33301-1923				United Natural Foods, Inc. (distributor
of natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010), SLM Corporation (Sallie
Mae) (1997-2014) and Navient
Corporation (loan management,
servicing and asset recovery)
(2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Edith E. Holiday (1952)	Lead	Trustee since 2003	145	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Canadian National Railway (railroad)
		Trustee since 2007		(2001-present), White Mountains
Insurance Group, Ltd. (holding
company) (2004-present), RTI
International Metals, Inc. (manufacture
and distribution of titanium)
(1999-2015) and H.J. Heinz Company
(processed foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	42	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2003	145	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	145	The Southern Company (energy
300 S.E. 2nd Street				company) (2014-present; previously
Fort Lauderdale, FL 33301-1923				2010-2012), Graham Holdings
				Company (education and media
				organization) (2011-present) and
				Cbeyond, Inc. (business
				communications provider)
				(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 2003	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	145	None
One Franklin Parkway	the Board,	Board since 2013,
San Mateo, CA 94403-1906	Trustee and	Trustee since 1992
	Vice President	and Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer, Chief Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Financial
San Mateo, CA 94403-1906	Officer
and Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2011	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

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Interested Board Members and Officers (continued)

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change. Note 3: Effective May 13, 2016, Frank J. Crothers ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON WORLD FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 17, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement for each of the two separate funds comprising the Templeton Funds (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Funds, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge report, which utilized data from Lipper Inc. (Lipper) compared the Funds’ investment performance and expenses with those of other mutual funds deemed comparable to the Funds as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis report included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance

Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreements for the Funds, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of such Funds and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished showing that the investment policies and restrictions for the Funds were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided to Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered global foreign exchange transactions. Consideration was also given to the experience of the Funds’ portfolio management teams, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she

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TEMPLETON FUNDS TEMPLETON WORLD FUND SHAREHOLDER INFORMATION

managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided to Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge report furnished for the agreement renewals. The Broadridge report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 29, 2016, and the previous 10 years ended such date in comparison with a performance universe selected by Lipper. The following summarizes the performance results for the Fund.

The Lipper performance universe for this Fund consisted of the Fund and all retail and institutional global large-cap value funds as selected by Lipper. On a comparative basis, the Broadridge report showed the Fund’s total return to be in the lowest or worst quintile of such performance universe for the one-year period, and on an annualized basis to be in the lowest or worst performing quintile of such universe for the previous three- and five-year periods and in the middle performing quintile for the previous 10-year period. The Board found the Fund’s performance disappointing but agreed to continue to monitor the Fund in light of management’s explanation of its ongoing review of the investment process and management resources. The Board also noted that the Fund’s total return was at the median for the annualized 10-year period.

COMPARATIVE EXPENSES. Consideration was given to a Broadridge report analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis included administrative charges as being part of the management fee and actual total expenses for comparative consistency are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual and actual investment management fee rates of Templeton World Fund are in the least expensive quintile of its Lipper expense group. The Board was satisfied with the comparative expenses of the Fund as set forth in the Broadridge report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been

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TEMPLETON WORLD FUND

SHAREHOLDER INFORMATION

engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Funds in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley Act of 2002 and Dodd-Frank Wall Street Reform and Consumer Protection Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as a fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided to such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as the Fund grows in size, its effective management fee rate declines. The Fund’s investment management agreement provides a fee at the rate of 0.705% on the first $1 billion of net assets; 0.690% on the next $4 billion of net assets; 0.675% on the next $5 billion of net assets; 0.655% on the next $5 billion of net assets; 0.635% on the next $5 billion of net assets; and 0.615% on net assets in excess of $20 billion. At the end of 2015, the net assets of Templeton World Fund were approximately $4.88 billion. The Board believed that to the extent economies of scale may be realized by the Manager, the schedule of fees under the investment management agreement for the Fund provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary

franklintempleton.com

Annual Report

51

TEMPLETON FUNDS TEMPLETON WORLD FUND SHAREHOLDER INFORMATION

prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

52 Annual Report

franklintempleton.com

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	102 A 10/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $115,793 for the fiscal year ended August 31, 2016 and $120,010 for the fiscal year ended August 31, 2015.

(b)  Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $6,022 for the fiscal year ended August 31, 2016 and $5,904 for the fiscal year ended August 31, 2015. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2016 and $3,713 for the fiscal year ended August 31, 2015. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2016 and $9,000 for the fiscal year ended August 31, 2015. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and certifying assets under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g)  The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $6,022 for the fiscal year ended August 31, 2016 and $18,617 for the fiscal year ended August 31, 2015.

(h)  The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.              N/A

Item 6. Schedule of Investments.                            N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                           N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                          N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON FUNDS

By /s/ Laura F. Fergerson

   Laura F. Fergerson

   Chief Executive Officer –

   Finance and Administration

Date:  October 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

   Laura F. Fergerson

   Chief Executive Officer –

   Finance and Administration

Date:  October 26, 2016

By /s/ Mark H. Otani

   Mark H. Otani

   Chief Financial Officer and

   Chief Accounting Officer

Date:  October 26, 2016